The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the rates and percentages for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on or after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
Current Initial Protected Lifetime Income Fee Rate
	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Enhancement Rate
5%
Protected Annual Income Rates
The Protected Annual Income amount is calculated when you elect the rider. Upon the first Protected Annual Income withdrawal, the Protected Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Account Value Step-up occurs.
Single Life PAI Rate		Joint Life PAI Rate
Age	PAI Rate	Age	PAI Rate
65+	5.00%	65+	4.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Single Life	Joint Life
Current Initial Annual Charge	1.50%	1.60%
Guaranteed Income Benefit Percentages
The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Protected Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The following rates apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.00%	Under 40	2.00%
40-54	2.25%	40-54	2.00%
55-58	2.25%	55-58	2.00%
59-64	3.25%	59-64	2.50%
65-69	4.00%	65-69	3.00%
70-74	4.50%	70-74	3.25%
75-79	4.50%	75-79	3.50%
80+	4.50%	80+	3.75%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Lincoln Life & Annuity Company of New York
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Shareholder’s Advantage (A Class), American Legacy® III B Class, American Legacy® Fusion
Lincoln New York Account N for Variable Annuities
ChoicePlus AssuranceSM A Class, ChoicePlus AssuranceSM B Class, ChoicePlusSM Fusion
Rate Sheet Prospectus Supplement dated May 1, 2021
This Rate Sheet Prospectus Supplement (“Rate Sheet”) provides the i4LIFE® Advantage Guaranteed Income Benefit rate and percentages that we are currently offering. This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or election forms signed on and after May 1, 2021.
The rates in this Rate Sheet can be superseded. In the event we change our rates, the new rate sheet will become effective at least 10 days after it is filed. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at www.lfg.com/VAprospectus. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) Charge Rate
	Single Life	Joint Life
Current Initial Annual Charge*	1.05%	1.25%
*The charge is added to the product charge which included the mortality and expense risk charge for the death benefit you have elected.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65-69	4.50%	65-69	4.00%
70-74	5.00%	70-74	4.50%
75-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on and after May 1, 2021. We must receive your application or rider election form in Good Order within one day from the date you sign your application or rider election form and the annuity must be funded within one calendar day. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.
*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit for i4LIFE® Advantage Guaranteed Income Benefit (version 4).

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (B Class)
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2021
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Global Fund*
(formerly Invesco Oppenheimer V.I. Global Fund)
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Small/Mid Cap Value Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Emerging Markets Series
Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Large Cap Value Fund
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Mid Cap Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
(formerly Delaware VIP® Diversified Income Series)
LVIP Delaware High Yield Fund
(formerly Delaware VIP® High Yield Series)
LVIP Delaware Limited-Term Diversified Income Fund
(formerly Delaware VIP® Limited-Term Diversified Income Series)
LVIP Delaware Mid Cap Value Fund
LVIP Delaware REIT Fund
(formerly Delaware VIP® REIT Series)
LVIP Delaware SMID Cap Core Fund
(formerly Delaware VIP® Smid Cap Core Series)
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
(formerly Delaware VIP® U.S. Growth Series)
LVIP Delaware Value Fund
(formerly Delaware VIP® Value Series)
LVIP Delaware Wealth Builder Fund*
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund*
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund**
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price 2010 Fund*
LVIP T. Rowe Price 2020 Fund*
LVIP T. Rowe Price 2030 Fund*
LVIP T. Rowe Price 2040 Fund*
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Bond Allocation Fund
(formerly LVIP Dimensional/Vanguard Total Bond Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
(formerly LVIP Wellington Mid-Cap Value Fund)
Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Fundamental Equity Portfolio*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
Morgan Stanley Variable Insurance Fund, Inc. (VIF):
Morgan Stanley VIF Growth Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Large Cap Value Fund
(formerly Putnam VT Equity Income Fund)
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
** The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
The funds’ prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-888-868-2583, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Account Value Step-up—(may be referred to as Account Value lock-in in marketing materials)—Under certain Living Benefit Riders, the Guaranteed Amount, Protected Income Base and/or Enhancement Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allo-
cations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased, subject to certain conditions and limitations.
Enhancement Base—Under certain Living Benefit Riders, a value used to calculate the amount added to the Protected Income Base when an Enhancement occurs. The Enhancement Base is equal to the Contract Value on the effective date of the rider, and is adjusted as set forth in this prospectus.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which an Enhancement is in effect. A new Enhancement Period may begin each time an Account Value Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln SmartSecurity® Advantage.
Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.

Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life or Lincoln (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum income guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln SmartSecurity® Advantage.
Nursing Home Enhancement—A feature that will increase the Protected Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Protected Annual Income—(may be referred to Guaranteed Annual Income or Maximum Annual Withdrawal in your contract)—The guaranteed periodic withdrawal amount avail-
able from the contract each Benefit Year for life under certain Living Benefit Riders.
Protected Annual Income Payout Option—(may be referred to as Guaranteed Annual Income Amount Annuity Payout Option or Maximum Annual Withdrawal Amount Annuity Payout Option in your contract)—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life.
Protected Income Base—(may be referred to as Income Base or Guaranteed Amount in your contract)—Under certain Living Benefit Riders, the Protected Income Base is a value used to calculate your Protected Annual Income amount or the minimum payouts under your contract at a later date.
Purchase Payments—Amounts paid into the contract.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current withdrawal rates or Guaranteed Income Benefit percentages under certain Living Benefit Riders.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over a 7-year period at the following rates: 7%, 7%, 6%, 5%, 4%, 3%. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0.
•	Table E reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[2]
Guaranteed Maximum and Current Product Charges:
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	1.65%
Administrative Charge	0.10%
Total Separate Account Expenses	1.75%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.10%
Total Separate Account Expenses	1.55%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.20%
Administrative Charge	0.10%
Total Separate Account Expenses	1.30%

Account Value Death Benefit
Mortality and Expense Risk Charge	1.15%
Administrative Charge	0.10%
Total Separate Account Expenses	1.25%

Optional Protected Lifetime Income Fees:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[3,4]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018:[4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Lifetime IncomeSM Advantage 2.0:[4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[5]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.25%	1.25%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	1.00%	1.25%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[6]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.95%	N/A
4LATER® Advantage:[7]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.90%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge is 1.30% and the administrative charge rate is 0.10% for all contracts on and after the Annuity Commencement Date.
[3]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[4]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, any applicable step-ups and enhancements, and decreased by Excess Withdrawals. This fee is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Protected Lifetime Income Fees for more information about your Living Benefit Rider.
[5]	As an annualized percentage of the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements and the 200% step-up and decreased for withdrawals. This fee is deducted from the Contract Value on a quarterly basis. The current annual fee rate may increase to the current annual fee listed above upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.
[6]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. The current annual charge rate may increase to the current annual fee listed above upon the next election of a step-up of the Guaranteed Amount. A discussion of the charges for this closed rider can be found in an Appendix to this prospectus.
[7]	As an annualized percentage of the Protected Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This fee is deducted from the Subaccounts on a quarterly basis. The protected lifetime income fee may increase to the current annual fee listed above upon the next election to reset the Protected Income Base. A discussion of the fees for this closed rider can be found in an Appendix to this prospectus.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider[2]
Guaranteed Maximum and Current Product Charges:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[3,4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.95%	3.95%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.70%	3.70%
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%

i4LIFE® Advantage Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.70%	3.70%
Current Charge	2.35%	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.65%	3.65%
Current Charge	2.30%	2.50%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.20%
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.15%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.
[3]	The current charge for new elections of this rider is disclosed in a Rate Sheet.

[4]	The current annual charge rate for the Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) riders is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[5]	The current annual charge rate for the Guaranteed Income Benefit (version 1, 2 and 3) is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.55%
Guarantee of Principal Death Benefit	1.30%
Account Value Death Benefit	1.25%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018:[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018:[3]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The current charge for new elections of this rider is disclosed in a Rate Sheet.
[3]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0
Annual Account Fee:[1]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0	Single/Joint Life
Guaranteed Maximum and Current Product Charges:
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.55%
Guarantee of Principal Death Benefit	1.30%
Account Value Death Benefit	1.25%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0:[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Protected Income Base (associated with your Living Benefit Rider) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the current charge rate of your Living Benefit Rider. (The charge for your Living Benefit Rider continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.45%
Current Charge	2.85%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.20%
Current Charge	2.60%
Account Value Death Benefit
Guaranteed Maximum Charge	3.15%
Current Charge	2.55%
[1]	During the Access Period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $50,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.

[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.48%	4.37%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.48%	1.53%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2022. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that EEB Death Benefit and Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,582	$3,211	$4,788	$8,234
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$882	$2,611	$4,288	$8,234
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and Guaranteed Income Benefit (Managed Risk) in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,552	$3,067	$4,470	$7,284

2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$852	$2,467	$3,970	$7,284
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. In addition, there is an administrative charge. The charges and/or fees for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. Living Benefit Rider charges are generally based on the Protected Income Base. This means that if the Contract Value is higher than the Protected Income Base this could result in lower charges (higher charges if the Contract Value is less than the Protected Income Base) than if the charges were based on Contract Value. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $1 million or more, your registered representative must submit a request to our Home Office for approval. This amount includes the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders that provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). See Living Benefit Riders later in this prospectus regarding limitations on the availability of the riders.
We reserve the right to discontinue offering any of the Living Benefit Riders to new purchasers or existing Contractowners at any time. This means there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available at any time. Unavailable riders are described in an Appendix to this prospectus.
Can I transition from my Living Benefit Rider to i4LIFE® Advantage Guaranteed Income Benefit? Under the terms of certain Living Benefit Riders you are guaranteed the right to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. Please refer to the section of this prospectus that discusses your Living Benefit Rider for more information on whether you are eligible to transition. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your current Living Benefit Rider, you may defer taking withdrawals until a later date. When deciding whether to make this transition, you should consider that, depending on your age (and the age of your spouse under the joint life option) and selected features of i4LIFE® Advantage, i4LIFE® Advantage may provide a higher payout than the payouts from your current Living Benefit Rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience a higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.40%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.

Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Riders purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Global Fund (Series II Shares): Capital appreciation. This fund is not available for contracts issued on or after October 31, 2011. (formerly Invesco Oppenheimer V.I. Global Fund)
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.

•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Delaware VIP® Emerging Markets Series (Service Class): Long-term capital appreciation.
•	Delaware VIP® Small Cap Value Series (Service Class): Capital appreciation.
Deutsche DWS Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Balanced Portfolio (Service Class 2): Income and capital growth consistent with reasonable risk; a fund of funds.
•	Fidelity® VIP Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Fidelity® VIP Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Allocation VIP Fund, Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Allocation VIP Fund (Class 4): To seek capital appreciation.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Large Cap Value Fund (Service Shares): Long-term capital appreciation
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Diversified Income Fund (Service Class)(1): Maximize long-term total return consistent with reasonable risk. (formerly Delaware VIP® Diversified Income Series)
•	LVIP Delaware High Yield Fund (Service Class)(1): Total return and, as a secondary objective, high current income.
This fund is not available in contracts issued on or after November 15, 2010.
(formerly Delaware VIP® High Yield Series)

•	LVIP Delaware Limited-Term Diversified Income Fund (Service Class)(1): Maximum total return, consistent with reasonable risk. (formerly Delaware VIP® Limited-Term Diversified Income Series)
•	LVIP Delaware Mid Cap Value Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware REIT Fund (Service Class)(1): Maximum long-term total return, with capital appreciation as a secondary objective. (formerly Delaware VIP® REIT Series)
•	LVIP Delaware SMID Cap Core Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® Smid Cap Core Series)
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware U.S. Growth Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® U.S. Growth Series)
•	LVIP Delaware Value Fund (Service Class)(1): Long-term capital appreciation. (formerly Delaware VIP® Value Series)
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)(1): Long-term capital appreciation.
This fund is not available in contracts issued on or after May 23, 2011. Consult your registered representative.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Service Class)(1): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation; a fund of funds.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.

•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Service Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2020 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2030 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price 2040 Fund (Service Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP Vanguard Bond Allocation Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds. (formerly LVIP Dimensional/Vanguard Total Bond Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington SMID Cap Value Fund (Service Class): Long-term capital appreciation. (formerly LVIP Wellington Mid-Cap Value Fund)
Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC
•	Lord Abbett Series Fund Fundamental Equity Portfolio (Class VC): Long-term growth of capital and income without excessive fluctuations in market value.
This fund is not available in contracts issued on or after October 31, 2011.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
Morgan Stanley Variable Insurance Fund, Inc. (VIF), advised by Morgan Stanley Investment Management Inc.
•	Morgan Stanley VIF Growth Portfolio (Class II): Long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. This fund is not available in contracts issued on or after October 31, 2011.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Large Cap Value Fund (Class IB): To seek capital growth and current income. (formerly Putnam VT Equity Income Fund)
1	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substituted fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:

	Estate Enhancement Benefit Rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	1.65%	1.45%	1.20%	1.15%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount	1.75%	1.55%	1.30%	1.25%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the period below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4	5	6	7+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	7%	7%	6%	6%	5%	4%	3%	0
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the seventh anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (15% of total Purchase Payments for contracts purchased prior to November 15, 2010) (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial Regular Income Payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the Guaranteed Income Benefit or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Protected Annual Income amount or the Maximum Annual Withdrawal amount under applicable Living Benefit Riders, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.

3.	On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $50,000 on the contract anniversary (or date of surrender).
Protected Lifetime Income Fee
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a protected lifetime income fee will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Fee. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), there is a fee associated with that rider for as long as the rider is in effect.
The protected lifetime income fee rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in the Expense Table and in an Appendix to this prospectus.
Any change to the protected lifetime income fee rate will be disclosed in a new Rate Sheet at least ten days before rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
The fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Enhancement that occurs after the tenth Benefit Year anniversary, or upon an Account Value Step-up. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee rate is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base and Enhancement Base, if applicable, will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups. If you opt out of an Account Value Step-up, you are still eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up.
The annual protected lifetime income fee rate will increase to the then current protected lifetime income fee rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
An Enhancement to the Protected Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect (as described further in the Living Benefit Rider section). During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual protected lifetime income fee rate may increase each time the Protected Income Base increases as a result of the Enhancement, but the fee rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your fee rate to change. If you opt out of the Enhancement, the fee rate and the Protected Income Base will return to the value they were immediately prior to the Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt out will only apply for this particular Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your fee rate to increase) if you do not want the Enhancement.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further protected lifetime income fee will be deducted.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments, Guaranteed Income Benefit payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is:
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%
During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
i4LIFE® Advantage Guaranteed Income Benefit Charge. The current annual charge rates for new elections of i4LIFE® Advantage Guaranteed Income Benefit are disclosed in a Rate Sheet prospectus supplement.
The Rate Sheet indicates current rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rate on the previous Rate Sheet. Rate information for previous effective periods are included in the Expense Table and in an Appendix to this prospectus.
Any change to the i4LIFE® Advantage Guaranteed Income Benefit fee rate will be disclosed in a new Rate Sheet at least ten days before a rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
Guaranteed Income Benefit (Managed Risk) riders elected prior to May 21, 2018, and Guaranteed Income Benefit (version 4) riders are each subject to a current annual charge rate of 0.65% (0.85% joint life option) of the Account Value (0.50% for versions 1, 2 and

3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.60%	2.80%
	(2.45% for version 1, 2 and 3)	(2.45% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.35%	2.55%
	(2.20% for version 1, 2 and 3)	(2.20% for version 1, 2 and 3)
Account Value Death Benefit	2.30%	2.50%
	(2.15% for version 1, 2 and 3)	(2.15% for version 1, 2 and 3)
These charge rates replace the Separate Account Annual Expenses for the base contract.
Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0 may have different charges for i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
The Guaranteed Income Benefit annual charge rate will not change after the rider is elected unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of:
	Single Life	Joint Life
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4)	2.00%	2.00%
Guaranteed Income Benefit (version 2 and 3)	1.50%	1.50%
If we automatically administer the step-up (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For Managed Risk and version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up has resulted in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider . If you previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit available to you. If you make this transition, your protected lifetime income fee of the Prior Rider will be your initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
The current annual charge rate for transitions from a Prior Rider is disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rider charge rate and the date by which your rider election form must be signed and dated for a rider to be issued with that rate. The rates may be superseded at any time in our sole discretion and may be higher or lower than the rate on the previous Rate Sheet. Rate information for previous effective periods are included in an Appendix to this prospectus.
Any change to the annual charge rate will be disclosed in a new Rate Sheet before that rate becomes effective. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheets by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at the telephone number listed in the prospectus.
This sections applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply. If you are transitioning to i4LIFE® Advantage Guaranteed Income Benefit from a closed rider, see Appendix B for a discussion of the charges.
If your Prior Rider is...	you will transition to...
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)

For Contractowners who previously purchased a Prior Rider, the charge for i4LIFE® Advantage Guaranteed Income Benefit is combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The charge is a percentage of the greater of the Protected Income Base or the Account Value. The total annual Subaccount charge rates of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum initial charge for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider protected lifetime income fee rate. (The Prior Rider fee rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider fee rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Protected Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the protected lifetime income fee rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Protected Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/20 Initial i4LIFE® Advantage Account Value	$100,000
1/1/20 Protected Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/20 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The protected lifetime income fee for the Prior Rider is assessed against the Protected Income Base since it is larger than the Account Value	$1,562.50
1/2/20 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/20 Initial Guaranteed Income Benefit (4% x $125,000 Protected Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/21 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/21 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/21 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/22 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/22 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider fee rate increases from 1.25% to 1.35%.
1/2/22 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider protected lifetime income fee (1.35%/1.25%).

If the fee rate of the Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your registered representative, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your registered representative’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your registered representative and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® and Lincoln Level AdvantageSM contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
After the first anniversary of the rider effective date under any Living Benefit Rider (except as noted below), additional Purchase Payments will be limited to $50,000 per Benefit Year once cumulative additional Purchase Payments exceed $100,000. No additional Purchase Payments are allowed:
•	at any time after the Periodic Income Commencement Date if you elect any version of i4LIFE® Advantage Guaranteed Income Benefit; or
•	at any time after the Periodic Income Commencement Date if you elect i4LIFE® Advantage without Guaranteed Income Benefit on a nonqualified contract
For more information about these restrictions and limitations, see The Contracts – Purchase Payments. State variations may apply.

In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. In the absence of instructions accompanying the Purchase Payments or otherwise not being in Good Order, we will allocate the Purchase Payment in the same manner as your last Purchase Payment or, if not possible, otherwise contact you or your registered representative for additional information.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your registered representative will generally not be processed by us until they are received from your registered representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity.

In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means.

Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-888-868-2583. These services will stop once we become aware of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other

Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no additional charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of the contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.

Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. The Guarantee of Principal Death Benefit provides a Death Benefit equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Appendix B – Lincoln Lifetime IncomeSM Advantage.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
The Guarantee of Principal Death Benefit may be discontinued by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). The EGMDB provides a Death Benefit equal to the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or Appendix B – Lincoln Lifetime IncomeSM Advantage; or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals(surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value. Withdrawals less than or equal to the Protected Annual Income amount under applicable Living Benefit Riders (except Lincoln SmartSecurity® Advantage) may reduce the sum of all Purchase Payment amounts on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or

•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The Enhancement Rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A)	is the amount of the withdrawal minus the greater of $0 and (B); where
(B)	is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider is not available in the state of Washington. The EEB rider can only be elected at the time the contract is purchased. The EEB rider is not available if you have elected i4LIFE® Advantage. There is an additional charge for this Death Benefit.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the enhancement rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB at the charge that was in effect at the time you purchased your contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected the settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the contract is a qualified contract or IRA, then the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the

Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. We impose Investment Requirements to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Account Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3

If you elect...	and the date of election is...	you will be subject to Investment Requirements
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® Small Cap Value Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. Global Fund
•	Invesco V.I. International Growth VIP Fund
•	Lord Abbett Series Fund Fundamental Equity Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP BlackRock Global Real Estate Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware REIT Fund
•	LVIP Delaware SMID Cap Core Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington SMID Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except Deutsche Alternative Asset Allocation VIP Portfolio, PIMCO VIT Commodity Real Return® Strategy Portfolio and ClearBridge Variable Mid Cap Portfolio which are not available. The Lincoln SSGA Aggressive Index Model and the Lincoln SSGA Structured Aggressive Model are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of the rider, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.

We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.

At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware High Yield Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	DWS Alternative Asset Allocation VIP Portfolio LVIP Delaware REIT Fund LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Fidelity VIP® Balanced Portfolio
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware High Yield Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP T. Rowe Price 2030 Fund
•	LVIP T. Rowe Price 2040 Fund
•	LVIP Vanguard Bond Allocation Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders section below. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
Certain Living Benefit Riders guarantee you the right to transition to a version of the i4LIFE® Guaranteed Income Benefit even if that version is no longer available for purchase. If you transition to i4LIFE® Guaranteed Income Benefit, the Investment Requirements under your Prior Living Benefit Rider continue to apply. See i4LIFE® Advantage – i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
For certain Living Benefit Riders, the Subaccounts of your contract are divided into groups and have specified minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider. Please review the Investment Requirements below to determine which Investment Requirements apply to your rider. You can select the percentages of Contract Value to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group. We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. For other Living Benefit Riders, we may only make certain Subaccounts available to you, which are listed below.
For all Living Benefit Riders, we may add or remove Subaccounts at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event, if you do not wish to be subject to these Investment Requirements.

Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 20% of Contract Value or Account Value	Group 2 Investments cannot exceed 80% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund	LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund	No subaccounts at this time.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or Account Value to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders purchased on or after May 21, 2018)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP Vanguard Bond Allocation Fund

Option 3 – Investment Requirements for other Living Benefit Riders. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only.
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
LVIP Delaware Limited-Term Diversified Income Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Short-Term Bond Index Fund
LVIP Vanguard Bond Allocation Fund
Templeton Global Bond VIP Fund*	All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
DWS Alternative Asset Allocation VIP Portfolio
LVIP BlackRock Global Real Estate Fund
LVIP Delaware REIT Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
The PIMCO VIT CommodityRealReturn® Strategy Portfolio, and ClearBridge Variable Mid Cap Core Portfolio are not available with these riders. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below, as an alternative. If you allocate less than 100% of Contract Value or Account Value under i4LIFE® Advantage to or among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.
•	American Century VP Balanced Fund
•	BlackRock Global Allocation VI Fund
•	Fidelity VIP® Balanced Portfolio
•	Franklin Allocation VIP Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Diversified Income Fund
•	LVIP Delaware Limited-Term Diversified Income Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP SSGA Short-Term Bond Index Fund
•	LVIP T. Rowe Price 2010 Fund
•	LVIP T. Rowe Price 2020 Fund
•	LVIP Vanguard Bond Allocation Fund
•	MFS® VIT Total Return Series
•	Templeton Global Bond VIP Fund*

*The Templeton Global Bond VIP Fund is not available with riders purchased on or after June 30, 2009.
To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
This section describes the optional Living Benefit Riders currently offered under this variable annuity contract. Each rider offers one of the following:
•	a minimum withdrawal benefit:
•	Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk);
•	a minimum Annuity Payout:
•	i4LIFE® Advantage with or without the Guaranteed Income Benefit.
The following Living Benefit Riders are no longer available for purchase:
•	Lincoln Lifetime IncomeSM Advantage 2.0
•	Lincoln Lifetime IncomeSM Advantage,
•	Lincoln SmartSecurity® Advantage, and
•	4LATER® Advantage,
Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. Lincoln Lifetime IncomeSM Advantage 2.0 is described in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. All other unavailable Living Benefit Riders are described in an Appendix to this prospectus.
These Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and provide certain guarantees, regardless of the investment performance of the contract. These guarantees are subject to certain conditions, as set forth below. There are differences between the riders in the features provided, income rates, investment options, charge rates, and charge structure. Additionally, the age at which you may begin receiving a benefit from your rider may vary between riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. Riders elected at contract issue will be effective on the contract’s effective date. Riders elected after the contract is issued will be effective on the next Valuation Date following approval by us. You cannot elect more than one Living Benefit Rider or payout option offered in your contract at any one time.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under the contract. The riders do not guarantee the investment results of the funds.
There is no guarantee that any Living Benefit Rider (except i4LIFE® Advantage) will be available in the future, as we reserve the right to discontinue them at any time. In addition, we may make different versions of a rider available to new purchasers.
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what impact, if any, the Excess Withdrawal will have on any guarantees under the Living Benefit Rider.
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without the Guaranteed Income Benefit), you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
The current Enhancement rate, Protected Annual Income rates, and Guaranteed Income Benefit percentages available under certain Living Benefit Riders are declared in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rates and/or current percentages and the date by which your rider election form must be signed and dated for a rider to be issued with those rates and/or percentages. The rates and/or percentages may be superseded at any time, in our sole discretion, and may be higher or lower than the rates and/or percentages on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate and/or percentage indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. The rates and/or percentages from previous effective periods are included in Appendix C and D to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Protected Annual Income amount which is based upon a Protected Income Base;
•	An Enhancement amount added to the Protected Income Base if certain criteria are met, as set forth below;
•	Account Value Step-ups of the Protected Income Base to the Contract Value if the Contract Value is equal to or greater than the Protected Income Base after the Enhancement; and
•	Age-based increases to the Protected Annual Income amount (after reaching a higher age-band and after an Account Value Step-up).
Protected Annual Income payments are based upon specified percentages of the Protected Income Base which are age-based and may increase over time. You may receive Protected Annual Income payments for your lifetime or for the lifetimes of you and your spouse if the joint life option is chosen. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Account Value Step-up and Enhancement.
Please note any withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet, or that exceed the Protected Annual Income amount(s) are considered Excess Withdrawals. In most states, amounts that are payable to any assignee or assignee’s bank account are also considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Income Base and Enhancement Base as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Protected Income Base is reduced to zero. Withdrawals will also negatively impact the availability of an Enhancement.
The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is no longer available for election, unless your contract was issued prior to August 26, 2013. For contracts issued prior to August 26, 2013, if you elect the rider it will be effective on the next Valuation Date following approval by us. We reserve the right to discontinue offering post-issue elections of this rider at any time upon advanced written notice to you. This means that there is a chance that you may not be able to elect it in the future. The Contract Value must be at least $25,000. Rider elections are subject to Home Office approval if your Contract Value totals $1 million or more.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be age 85 or younger (younger of you or your spouse) at the time this rider is elected. This rider is not available to non-spouse beneficiaries of IRAs or nonqualified contracts.
If you purchased your contract prior to August 26, 2013, and you own a rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing rider. You must wait at least 12 months after terminating your rider, and you must comply with the other termination rules that apply to your rider before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (if available). For more information on termination rules, see the “Termination” section associated with your rider. Anytime you terminate a rider, your benefits such as your Protected Income Base and Enhancement Base will terminate without value. In other words, you cannot transfer any benefits accrued under an existing rider to a new rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base and Enhancement Base. The Protected Income Base is a value used to calculate your Protected Annual Income amount. The initial Protected Income Base will equal the Contract Value on the effective date of the rider. The Protected Income Base is increased by subsequent Purchase Payments, Enhancements, and Account Value Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Protected Income Base is $10 million, which includes the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
For rider elections on and after April 2, 2018, and subject to state availability, the Enhancement Base is the value used to calculate the amount that may be added to the Protected Income Base upon an Enhancement. The Enhancement Base is equal to the Protected Income Base on the effective date of the rider, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The Enhancement Base is not increased by an Enhancement. Rider elections prior to April 2, 2018, do not have an Enhancement Base, but will use the Protected Income Base to determine the Enhancement.
Neither the Protected Income Base nor the Enhancement Base is available to you as a lump sum withdrawal or as a Death Benefit.
Additional Purchase Payments received after the rider effective date automatically increase the Protected Income Base (not to exceed the maximum Protected Income Base) and Enhancement Base by the amount of the Purchase Payment. For example, a $10,000 additional Purchase Payment will increase the Protected Income Base and Enhancement Base by $10,000. Any Purchase Payment will be added immediately to the Protected Income Base and Enhancement Base and will result in an increased Protected Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating an Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base or Enhancement Base for purposes of calculating the Enhancement on the first Benefit Year anniversary.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason including market loss. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (as described later in this prospectus).
Excess Withdrawals reduce the Protected Income Base and Enhancement Base as discussed below. The reduction to the Protected Income Base and the Enhancement Base could be more than the dollar amount of the withdrawal. Withdrawals less than or equal to the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base.
Enhancement. You are eligible for an increase in the Protected Income Base through an Enhancement on each Benefit Year anniversary if:
a. the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86;
b. there were no withdrawals in the preceding Benefit Year;
c. the rider is within the Enhancement Period (described below);
d. the Protected Income Base after the Enhancement amount is added would be greater than the Protected Income Base after the Account Value Step-up; and
e. the Enhancement Base, if applicable, is greater than zero.
The Enhancement equals the Enhancement Base or the Protected Income Base (depending on the rider purchase date), minus Purchase Payments received in the preceding Benefit Year, multiplied by the Enhancement Rate. The Protected Income Base or the Enhancement Base are not reduced by Purchase Payments received in the first 90 days after the rider effective date for determining the Enhancement Amount.
The current Enhancement rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Enhancement rate for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your rate will not change as a result.
The Enhancement rate applicable to new rider elections is set forth in a supplement to a Rate Sheet prospectus supplement. The Rate Sheet indicates the Enhancement rate and the date by which your application or rider election form must be signed and dated for a rider to be issued with this rate. The rate may be superseded at any time, in our sole discretion, and may be higher or lower than the rate on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583.
If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after June 15, 2020 but prior to August 17, 2020	Enhancement Base	5%

If your rider was purchased:	The Enhancement is based on the…	…multiplied by the Enhancement Rate of…
On or after February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date), but prior to June 15, 2020, subject to state availability	Enhancement Base	6%
Prior to February 20, 2018 (April 2, 2018, if your rider was elected after the contract issue date)	Protected Income Base	5%
During the first ten Benefit Years, an increase in the Protected Income Base as a result of the Enhancement will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee. After the tenth Benefit Year anniversary, if the Enhancement Period has renewed, the annual rate may increase each time the Protected Income Base increases as a result of the Enhancement. If you decline an Enhancement, you will continue to be eligible for an Enhancement starting on the next Benefit Year anniversary as long as you meet the conditions listed above.
Note: The Enhancement is not available on any Benefit Year anniversary if an Account Value Step-up to the Protected Income Base occurs, or where there has been a withdrawal of Contract Value (including a Protected Annual Income payment) in the preceding Benefit Year. If you are eligible (as defined above) for the Enhancement in the next Benefit Year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of a 5% Enhancement on the Protected Income Base and assumes that no withdrawals have been made:
Initial Purchase Payment = $100,000; Protected Income Base = $100,000; Enhancement Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000; Enhancement Base = $115,000
On the first Benefit Year anniversary, because the additional Purchase Payment is within the first 90 days after the effective date of the rider, the Protected Income Base will not be less than $120,750 (= $100,000 x 1.05 + $15,000 x 1.05).
Consider a further additional Purchase Payment on day 95 of $10,000; Protected Income Base = $125,000; Enhancement Base = $125,000
This additional Purchase Payment is not eligible for the Enhancement on the first Benefit Year anniversary because it was received after the first 90 days after the effective date of the rider. It will not be eligible for an Enhancement until the second Benefit Year anniversary. Therefore, on the first Benefit Year anniversary, the Protected Income Base will not be less than $130,750 (= $100,000 x 1.05 + $15,000 x 1.05 + $10,000).
As explained below, an Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides an increase equal to or greater than what the Enhancement provides, you will not receive the Enhancement. It is possible that this could happen each Benefit Year (because the Account Value Step-up provided a larger increase each year), and therefore the Enhancement would not apply. The Enhancement or the Account Value Step-up cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
Enhancement Period. The original Enhancement Period is up to a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Account Value Step-up. If during any Enhancement Period there are no Account Value Step-ups, the Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Account Value Step-up occurs.
Account Value Step-ups. The Protected Income Base and Enhancement Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is equal to or greater than the Protected Income Base after an Enhancement (if any).
Each time the Account Value Step-up occurs a new Enhancement Period starts. The Account Value Step-up is available even in years when a withdrawal has occurred.
The fee rate can change each time there is an Account Value Step-up. That means if the current fee rate has increased, this would cause an increase in your annual fee rate for this rider. If your fee rate is increased, you may opt out of the Account Value Step-up. See Charges & Deductions – Protected Lifetime Income Fees for details. If you decline an Account Value Step-up, you will continue to be eligible for an Enhancement through the end of the Enhancement Period, including in the year you declined the Account Value Step-up, as long as you meet the conditions listed above.
Following is an example of how the Account Value Step-up and the 5% Enhancement impact the Protected Income Base (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Protected Income Base
At issue	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$56,700
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Withdrawal Amount. Protected Annual Income withdrawals are available at the minimum age stated on the Rate Sheet. The Protected Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Protected Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option).
The initial Protected Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are older than the minimum age as stated in the Rate Sheet at the time the rider is elected the initial Protected Annual Income amount will be equal to a specified percentage of the Protected Income Base. Upon your first withdrawal the Protected Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal.
The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.
The Protected Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Protected Annual Income rates and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time, in our sole discretion, and may be higher or lower than the rates on the previous Rate Sheet.
The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. In order to get the rates indicated in a Rate Sheet, your rider election form must be sent to us, and must be signed and dated on or after the effective date of the Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Protected Annual Income rates for previous effective periods are included in an Appendix to this prospectus.
After your first withdrawal the Protected Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Account Value Step-up. If you have reached an applicable age band and there has not also been a subsequent Account Value Step-up, then the Protected Annual Income rate will not increase until the next Account Value Step-up occurs. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will automatically resume and continue for your life (and your spouse’s life if the joint life option is chosen) under the Protected Annual Income Payout Option. You may not withdraw the remaining Protected Income Base or Enhancement Base in a lump sum. You will not be entitled to the Protected Annual Income amount if the Protected Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Withdrawals equal to or less than the Protected Annual Income amount will not reduce the Protected Income Base or Enhancement Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.

The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount affect the Protected Income Base, the Enhancement Base, and the Contract Value. The example assumes a 5% Enhancement, a 4.00% Protected Annual Income rate, and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Protected Income Base and Enhancement Base on the rider's effective date	$200,000
Initial Protected Annual Income amount on the rider's effective date ($200,000 x 4.00%)	$8,000
Contract Value six months after rider's effective date	$210,000
Protected Income Base and Enhancement Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Protected Income Base and Enhancement Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Protected Income Base and Enhancement Base on first Benefit Year anniversary	$205,000
Protected Annual Income amount on first Benefit Year anniversary ($205,000 x 4.00%)	$8,200
Since there was a withdrawal during the first year, an Enhancement is not available, but the Account Value Step-up was available and increased the Protected Income Base and Enhancement Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Protected Annual Income amount is $8,200 (4.00% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $8,000 (4.00% of $200,000 Protected Income Base), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $8,400 ($8,000 + 4.00% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Enhancements and Account Value Step-ups will increase the Protected Income Base and thus the Protected Annual Income amount. The Protected Annual Income amount after the Protected Income Base is adjusted either by an Enhancement or an Account Value Step-up will be equal to the adjusted Protected Income Base multiplied by the applicable Protected Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Protected Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Protected Annual Income amount also include the Nursing Home Enhancement amount.
Owners of contracts issued in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Protected Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Protected Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Protected Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or protected lifetime income fees.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Protected Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Protected Annual Income amount also include the terminal illness enhancement amount for owners of contracts issued in South Dakota only.
Excess Withdrawals. Excess Withdrawals are:
1.	the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal;
2.	withdrawals made prior to the minimum withdrawal age, as stated on the Rate Sheet; or
3.	withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Protected Income Base and Enhancement Base are reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base and Enhancement Base could be more than the dollar amount of the withdrawal; and
2.	The Protected Annual Income amount will be recalculated to equal the applicable Protected Annual Income rate multiplied by the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal).
Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and Enhancement Base, the Protected Annual Income amount and the Contract Value. The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,370 reduction in the Protected Income Base and Enhancement Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000

Enhancement Base = $85,000
Protected Annual Income amount = $3,825 (4.50% of the Protected Income Base of $85,000)
After a $12,000 Withdrawal ($3,825 is within the Protected Annual Income amount, $8,175 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Protected Annual Income amount of $3,825 and the Protected Income Base and Enhancement Base are not reduced:
Contract Value = $56,175 ($60,000 - $3,825)
Protected Income Base = $85,000
Enhancement Base = $85,000
The Contract Value is also reduced by the $8,175 Excess Withdrawal and the Protected Income Base and Enhancement Base are reduced by 14.553%, the same proportion by which the Excess Withdrawal reduced the $56,175 Contract Value ($8,175 ÷ $56,175)
Contract Value = $48,000 ($56,175 - $8,175)
Protected Income Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Enhancement Base = $72,630 ($85,000 x 14.553% = $12,370; $85,000 - $12,370 = $72,630)
Protected Annual Income amount = $3,268 (4.50% of $72,630 Protected Income Base)
On the following Benefit Year anniversary, the Contract Value has been reduced due to a declining market, but the Protected Income Base and Enhancement Base are unchanged:
Contract Value = $43,000
Protected Income Base = $72,630
Enhancement Base = $72,630
Protected Annual Income amount = $3,268 (4.50% x $72,630)
In a declining market, Excess Withdrawals may significantly reduce your Protected Income Base, Enhancement Base, and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If either the Contract Value or the Protected Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,825 Protected Annual Income amount is not subject to surrender charges; the $8,175 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph);
4. This contract is not a beneficiary IRA; and
5. The younger of you or your spouse (joint life option) reach the minimum age, as stated on the Rate Sheet.
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Protected Annual Income Payout Option. The Protected Annual Income Payout Option (“PAIPO”) is an Annuity Payout option under which the Contractowner (and joint life if applicable) will receive annuity payments equal to the Protected Annual Income amount for life. This option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value. If you are required to take annuity payments because you have reached the Annuity Commencement Date, you have the option of electing the PAIPO. If the Contract Value is reduced to zero and you have a remaining Protected Income Base, you will receive the PAIPO.

Contractowners may decide to choose the PAIPO over i4LIFE® Advantage Guaranteed Income Benefit if they feel this may provide a higher final payment over time and they may place more importance on this payment over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount for your life or the lives of you and your spouse for the joint life option.
If you are receiving the PAIPO, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. If the Account Value Death Benefit option was in effect immediately prior to electing the PAIPO, the Beneficiary will not be eligible to receive the final payment. The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the PAIPO will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Protected Income Base or Enhancement Base upon death of the Contractowners or Annuitant and provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, this rider will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
Upon the first death under the joint life option, withdrawals up to the Protected Annual Income amount continue to be available for the life of the surviving spouse. The Enhancement and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase (depending on rider availability). In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Protected Income Base and the Protected Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Owners of contracts issued in Florida who elect their rider on or after January 20, 2015 and prior to April 2, 2018, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payout Option will continue if applicable);
•	if the Contractowner or Annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;
•	when the Protected Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	on the date the Contractowner is changed due to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base or Enhancement Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit option. Contractowners who elect either version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This transition must be made prior to the maximum age limit and prior to the Annuity Commencement Date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time. See i4LIFE® Advantage Guaranteed Income Benefit Transitions for a discussion of this transition.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.

i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. The optional Guaranteed Income Benefit provides a minimum payout floor for those Regular Income Payments. These payments are made during two time periods; an Access Period and a Lifetime Income Period, which are discussed in further detail below. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The Guaranteed Income Benefit is described in further detail below.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to the terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form. Additionally, certain Living Benefit Riders allow a transition to i4LIFE® Advantage Guaranteed Income Benefit. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below. If you intend to use the Protected Income Base or Guaranteed Amount from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
i4LIFE® Advantage and the Guaranteed Income Benefit are available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability in the SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage and Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period and the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage with or without the Guaranteed Income Benefit. The current Access Period requirements are outlined in the following chart:
	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage (without a Guaranteed Income Benefit)	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts
Guaranteed Income Benefit (Managed Risk)	Longer of 20 years or the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections on or after May 21, 2012	Longer of 20 years or the difference between your age (nearest birthday) and age 100	To age 115 for nonqualified contracts; to age 100 for qualified contracts
Guaranteed Income Benefit (version 4) elections prior to May 21, 2012	Longer of 20 years of the difference between your age (nearest birthday) and age 90	To age 115 for nonqualified contracts; to age 100 for qualified contracts

	Minimum Access Period	Maximum Access Period
Guaranteed Income Benefit (version 2 and 3)	Longer of 15 years or the difference between your age (nearest birthday) and age 85	To age 115 for nonqualified contracts; to age 100 for qualified contracts
The minimum Access Period requirements may vary if you transition to i4LIFE® Advantage Guaranteed Income Benefit from another rider. See i4LIFE® Advantage Guaranteed Income Benefit Transitions below.
Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. For versions 1, 2, and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion of the reduction in the Regular Income Payment. This reduction of the i4LIFE® Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk, or Guaranteed Income Benefit (version 4). If you shorten the Access Period, the i4LIFE® Advantage Guaranteed Income Benefit will terminate. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. If we lower the Access Period to comply with IRC provisions, there is no impact to the Guaranteed Income Benefit.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life under the joint life option) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	single or joint life option;
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
Some of the choices will not be available if you elect the Guaranteed Income Benefit.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year). For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments if Guaranteed Income Benefit is elected.
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. A 4% AIR will be used to calculate the Regular Income Payments under Guaranteed Income Benefit. The AIR used to calculate the Regular Income Payments if transitioning from a Prior Rider may be different. See i4LIFE® Advantage Transitions below.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable, or surrender.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $509.67 per month ($6,116.04 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $448.85 per month ($5,386.20 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
Guaranteed Income Benefit
The Guaranteed Income Benefit is an optional benefit that is available for an additional charge. It provides that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. All versions of the i4LIFE® Advantage Guaranteed Income Benefit are currently unavailable for purchase, unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider.
If you previously elected any version of i4LIFE® Advantage Guaranteed Income Benefit, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements for more information. You will be subject to Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider.
There is no guarantee that i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, certain Living Benefit Riders may guarantee a Contractowner the right to transition from that rider to a version of i4LIFE® Advantage Guaranteed Income Benefit under the terms set forth in another rider. The transition rules are set forth below.
In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
Guaranteed Income Benefit Amount. For Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4), the Guaranteed Income Benefit will be based on A, or if transitioning from a Prior Rider, the greater of A and B:
A.	the Account Value immediately prior to electing Guaranteed Income Benefit; or
B.	the Protected Income Base under the Prior Rider (or the Guaranteed Amount under Lincoln SmartSecurity® Advantage) reduced by all Protected Annual Income payments since the last Account Value Step-up (or inception date) if no step-ups have occurred.
The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the above, based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The following is an example of how or the Protected Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Protected Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected:	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Protected Income Base which is greater than $100,000 Account Value)	$6,300
For Guaranteed Income Benefit (version 2 and 3), the Guaranteed Income Benefit is initial equal to 75% of the Regular Income Payment (which is based on your Account Value) in effect at the time the Guaranteed Income Benefit is elected.

Guaranteed Income Benefit Percentages and Age-Bands. The specific percentages and applicable age-bands for calculating the initial Guaranteed Income Benefit are discussed below.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentages may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit percentages applicable to new rider elections, including transitions from a Prior Rider, are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that percentage. The percentages may change periodically and may be higher or lower than the percentages on the previous Rate Sheet.
The Guaranteed Income Benefit percentages in the Rate Sheet can be superseded. The effective date of a subsequent Rate Sheet will be at least 10 days after it is filed. The Guaranteed Income Benefit percentages in any subsequent Rate Sheet may be higher or lower than the percentages on the previous Rate Sheet. Your rider election form must be sent to us, and must be signed and dated on after the effective date of the Rate Sheet in order to get the percentage indicated in a Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.lfg.com/VAprospectus or by calling us at 1-888-868-2583. Guaranteed Income Benefit percentages for previous effective periods are included in an Appendix to this prospectus.
Guaranteed Income Benefit (version 4). The specified percentages and the corresponding age-bands for calculating the Guaranteed Income Benefit under Guaranteed Income Benefit (version 4) are outlined in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under a Prior Rider.
Guaranteed Income Benefit General Provisions
For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

Guaranteed Income Benefit Step-ups
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4).The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the first Valuation Date of the first periodic income payment of each calendar year.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2021 Amount of initial Regular Income Payment	$4,801
8/1/2021 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2021 Initial Guaranteed Income Benefit (4% x $100,000 Account Value)	$4,000
8/1/2022 Recalculated Regular Income Payment	$6,000
8/1/2022 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
i4LIFE® Advantage Guaranteed Income Benefit Transitions
Certain Living Benefit Riders (“Prior Rider”) allow you to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit.
If your Prior Rider is...	you will transition to…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	Guaranteed Income Benefit (Managed Risk)
Lincoln Lifetime IncomeSM Advantage 2.0	Guaranteed Income Benefit (version 4)
The following discussion applies to all of these transitions.
If you have elected one of the Prior Riders listed above, you are guaranteed the right to transition to the applicable version of the Guaranteed Income Benefit even if that version is no longer available for purchase. You are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time you purchased your Prior Rider. The Investment Requirements under your Prior Rider continue to apply after you transition to the Guaranteed Income Benefit. See The Contracts – Investment Requirements for a description of these investment requirements. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of the greater of your Account Value or Protected Income Base or Guaranteed Amount, as applicable, based on your age (or the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Your decision to transition to the Guaranteed Income Benefit must be made prior to the Annuity Commencement Date, and by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (purchased prior to May 18, 2020), or Lincoln Lifetime IncomeSM Advantage 2.0 (purchased prior to May 21, 2012) who have waited until after the fifth Benefit Year anniversary may elect the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
If you have the single life option under your Prior Rider, you must transition to the single life option under i4LIFE® Advantage Guaranteed Income Benefit; joint life option must transition to the joint life option. The minimum Access Period requirements may vary based on which Prior Rider you elected, and are specifically listed in the charge below.
While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
Different minimum Access Period requirements may apply if you use the greater of the Account Value or Protected Income Base (less amounts paid since the last automatic step-up) under a Prior Rider to calculate the Guaranteed Income Benefit as set forth below:
Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after June 15, 2020	Longer of 20 years or the difference between your age and age 90	Longer of 20 years or the difference between your age and age 90
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 21, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) prior to June 15, 2020 Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

A 4% AIR will be used to calculate the Regular Income Payments for transitions to all versions of i4LIFE® Advantage Guaranteed Income Benefit.
When deciding whether to transition from your Prior Rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your Secondary Life under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Protected Annual Income amounts from your Prior Rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with your Prior Rider, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Prior Rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
i4LIFE® Advantage Death Benefits
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit, who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes have been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.

i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is only available during the Access Period and is equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election. Withdrawals that were not treated as Excess Withdrawals under a Prior Rider will reduce the Death Benefit by the dollar amount of the withdrawal.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period and is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and withdrawals under a Prior Rider that are not Excess Withdrawals, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments, including Guaranteed Income Benefit payments, and withdrawals are deducted in the same proportion that Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals reduce the Contract Value or Account Value.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE®

Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value. We will look at such values on the contract annual anniversary date.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. This change will be effective on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. These Death Benefit options are only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to the end of the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Guaranteed Income Benefit payments:

i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to the end of the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
i4LIFE® Advantage will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested a decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination of i4LIFE® Advantage Guaranteed Income Benefit due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value, Protected Income Base, or Guaranteed Amount under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0 may elect to annuitize their Protected Income Base under the Protected Annual Income Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The minimum rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.

Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Protected Annual Income Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:

•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual net investment rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. While this contract is only sold by a limited number of broker-dealers, we do make payments to other broker-dealers for the sale of other contracts. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm receives lower levels of or no additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2020 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”

Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional protected lifetime income fees, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.

Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or protected lifetime income fees;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (B Class).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth Portfolio - Class B
2011	4.695	3.533	8	12.656	9.544	86	12.331	9.322	385	12.367	9.354	36
2012	3.533	3.932	14	9.544	10.642	91	9.322	10.421	396	9.354	10.461	29
2013	3.932	4.749	14	10.642	12.880	95	10.421	12.644	434	10.461	12.700	18
2014	4.749	4.891	13	12.880	13.292	101	12.644	13.081	406	12.700	13.145	17
2015	4.891	4.934	11	13.292	13.434	100	13.081	13.254	463	13.145	13.325	15
2016	4.934	4.806	10	13.434	13.111	96	13.254	12.968	436	13.325	13.045	13
2017	4.806	6.436	13	13.111	17.596	114	12.968	17.447	432	13.045	17.559	11
2018	6.436	5.693	15	17.596	15.595	90	17.447	15.502	432	17.559	15.610	10
2019	5.693	7.261	10	15.595	19.929	100	15.502	19.859	388	15.610	20.007	10
2020	7.261	9.923	12	19.929	27.291	87	19.859	27.264	368	20.007	27.481	12
AB VPS Growth and Income Portfolio - Class B(1)
2008	13.603	7.927	26	15.130	8.835	310	12.365	7.238	997	12.381	7.251	90
2009	7.927	9.375	26	8.835	10.469	304	7.238	8.599	1,120	7.251	8.619	100
2010	9.375	10.391	25	10.469	11.628	297	8.599	9.574	1,172	8.619	9.601	90
2011	10.391	10.830	27	11.628	12.144	318	9.574	10.024	1,252	9.601	10.057	89
2012	10.830	12.478	62	12.144	14.019	321	10.024	11.601	1,183	10.057	11.645	81
2013	12.478	14.578	60	14.019	16.391	248	11.601	13.576	1,092	11.645	13.631	77
AB VPS International Value Portfolio - Class B(2)
2008	12.279	5.637	38	12.318	5.666	627	12.367	5.703	1,631	12.382	5.713	128
2009	5.637	7.442	27	5.666	7.496	513	5.703	7.563	1,434	5.713	7.580	110
2010	7.442	7.627	29	7.496	7.698	663	7.563	7.786	1,943	7.580	7.808	113
2011	7.627	6.039	33	7.698	6.106	760	7.786	6.192	2,594	7.808	6.212	128
2012	6.039	6.776	26	6.106	6.865	729	6.192	6.979	2,614	6.212	7.006	125
2013	6.776	7.454	26	6.865	7.558	715	6.979	7.690	2,475	7.006	7.721	117
AB VPS Small/Mid Cap Value Portfolio - Class B
2011	22.854	20.521	12	23.282	20.947	278	13.434	12.117	2,163	13.467	12.153	108
2012	20.521	23.889	9	20.947	24.435	233	12.117	14.169	2,108	12.153	14.219	95
2013	23.889	32.310	15	24.435	33.114	294	14.169	19.250	2,152	14.219	19.328	92
2014	32.310	34.590	12	33.114	35.521	279	19.250	20.701	2121	19.328	20.795	84
2015	34.590	32.054	15	35.521	32.983	263	20.701	19.270	2027	20.795	19.367	78
2016	32.054	39.308	16	32.983	40.528	252	19.270	23.737	1808	19.367	23.869	70
2017	39.308	43.589	17	40.528	45.032	274	23.737	26.441	1827	23.869	26.601	63
2018	43.589	36.281	14	45.032	37.557	267	26.441	22.108	1876	26.601	22.252	74
2019	36.281	42.747	18	37.557	44.340	263	22.108	26.165	1843	22.252	26.349	66
2020	42.747	43.288	15	44.340	44.991	271	26.165	26.616	1843	26.349	26.816	57
American Century VP Balanced Fund - Class II
2016	10.373	10.380	2	10.042	10.394	79	10.047	10.411	584	10.383	10.414	4
2017	10.380	11.590	2	10.394	11.628	260	10.411	11.676	1347	10.414	11.682	10
2018	11.590	10.941	1*	11.628	10.999	532	11.676	11.072	2068	11.682	11.083	65
2019	10.941	12.836	4	10.999	12.929	597	11.072	13.048	2675	11.083	13.067	94
2020	12.836	14.161	4	12.929	14.293	685	13.048	14.460	2795	13.067	14.488	117
American Century VP Inflation Protection Fund - Class II(3)
2008	11.145	10.776	56	11.226	10.876	596	10.728	10.420	2,740	10.741	10.438	175
2009	10.776	11.674	52	10.876	11.806	1,040	10.420	11.338	5,402	10.438	11.364	264
2010	11.674	12.056	58	11.806	12.217	1,540	11.338	11.762	8,078	11.364	11.795	418
2011	12.056	13.239	52	12.217	13.442	1,510	11.762	12.974	7,229	11.795	13.017	355
2012	13.239	13.970	61	13.442	14.212	1,540	12.974	13.752	6,968	13.017	13.805	329
2013	13.970	13.662	58	14.212	13.910	1,439	13.752	13.472	6,691	13.805	13.526	317

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Growth Fund - Class 2
2011	15.669	14.029	43	15.878	14.244	1,254	14.513	13.052	3,496	14.554	13.096	211
2012	14.029	16.896	40	14.244	17.190	1,141	13.052	15.791	3,060	13.096	15.851	200
2013	16.896	21.447	33	17.190	21.864	993	15.791	20.135	2,694	15.851	20.222	183
2014	21.447	21.563	31	21.864	22.026	885	20.135	20.334	2392	20.222	20.433	167
2015	21.563	22.659	48	22.026	23.191	798	20.334	21.464	2132	20.433	21.579	169
2016	22.659	22.404	46	23.191	22.976	729	21.464	21.319	1865	21.579	21.443	147
2017	22.404	28.944	33	22.976	29.743	604	21.319	27.666	1507	21.443	27.841	124
2018	28.944	25.870	20	29.743	26.637	521	27.666	24.839	1352	27.841	25.009	107
2019	25.870	34.389	16	26.637	35.479	463	24.839	33.167	1119	25.009	33.411	91
2020	34.389	44.087	16	35.479	45.576	385	33.167	42.713	907	33.411	43.048	81
American Funds Global Small Capitalization Fund - Class 2
2011	15.693	12.468	36	28.323	22.548	584	15.587	12.440	3,416	15.631	12.481	126
2012	12.468	14.479	32	22.548	26.237	541	12.440	14.512	3,026	12.481	14.567	105
2013	14.479	18.252	25	26.237	33.139	458	14.512	18.375	2,592	14.567	18.454	100
2014	18.252	18.316	23	33.139	33.322	393	18.375	18.523	2390	18.454	18.612	94
2015	18.316	18.046	21	33.322	32.897	359	18.523	18.332	2102	18.612	18.429	88
2016	18.046	18.105	21	32.897	33.071	322	18.332	18.475	1885	18.429	18.582	76
2017	18.105	22.398	19	33.071	40.994	265	18.475	22.959	1500	18.582	23.103	72
2018	22.398	19.688	18	40.994	36.106	223	22.959	20.272	1307	23.103	20.410	58
2019	19.688	25.444	17	36.106	46.755	189	20.272	26.317	1070	20.410	26.509	45
2020	25.444	32.434	16	46.755	59.720	159	26.317	33.698	860	26.509	33.961	44
American Funds Growth Fund - Class 2
2011	9.557	8.989	340	16.618	15.662	4,958	12.096	11.429	19,658	12.130	11.467	1,164
2012	8.989	10.414	252	15.662	18.180	4,368	11.429	13.300	17,404	11.467	13.350	1,044
2013	10.414	13.314	204	18.180	23.290	3,753	13.300	17.080	14,823	13.350	17.153	918
2014	13.314	14.196	197	23.290	24.883	3191	17.080	18.294	12585	17.153	18.382	706
2015	14.196	14.906	137	24.883	26.180	2710	18.294	19.296	10554	18.382	19.398	643
2016	14.906	16.037	116	26.180	28.223	2420	19.296	20.854	8978	19.398	20.975	544
2017	16.037	20.218	105	28.223	35.651	1934	20.854	26.408	7159	20.975	26.575	473
2018	20.218	19.818	88	35.651	35.016	1613	26.408	26.003	5789	26.575	26.180	388
2019	19.818	25.467	69	35.016	45.088	1365	26.003	33.566	4809	26.180	33.811	314
2020	25.467	38.059	61	45.088	67.516	1087	33.566	50.388	3633	33.811	50.782	270
American Funds Growth-Income Fund - Class 2
2011	12.478	12.037	246	13.679	13.222	5,761	10.907	10.569	18,321	10.937	10.604	1,104
2012	12.037	13.896	168	13.222	15.295	5,192	10.569	12.257	16,275	10.604	12.303	960
2013	13.896	18.229	145	15.295	20.105	4,417	12.257	16.152	13,924	12.303	16.220	847
2014	18.229	19.818	166	20.105	21.901	3691	16.152	17.639	11816	16.220	17.722	681
2015	19.818	19.757	118	21.901	21.877	3215	17.639	17.664	10316	17.722	17.757	605
2016	19.757	21.651	98	21.877	24.023	2892	17.664	19.445	8928	17.757	19.557	610
2017	21.651	26.038	87	24.023	28.947	2413	19.445	23.490	7316	19.557	23.637	481
2018	26.038	25.129	74	28.947	27.993	2097	23.490	22.772	6046	23.637	22.926	418
2019	25.129	31.147	63	27.993	34.766	1817	22.772	28.353	5207	22.926	28.559	349
2020	31.147	34.753	61	34.766	38.868	1584	28.353	31.777	4558	28.559	32.024	332
American Funds International Fund - Class 2
2011	11.109	9.392	101	19.915	16.870	1,754	14.312	12.154	8,085	14.352	12.194	457
2012	9.392	10.882	80	16.870	19.585	1,545	12.154	14.146	7,439	12.194	14.199	427
2013	10.882	13.006	67	19.585	23.456	1,401	14.146	16.984	6,497	14.199	17.057	359
2014	13.006	12.442	63	23.456	22.483	1222	16.984	16.320	6029	17.057	16.398	293
2015	12.442	11.672	50	22.483	21.135	1153	16.320	15.380	5687	16.398	15.461	275
2016	11.672	11.875	44	21.135	21.545	1042	15.380	15.718	5085	15.461	15.808	251
2017	11.875	15.420	67	21.545	28.033	853	15.718	20.502	4077	15.808	20.631	233
2018	15.420	13.163	42	28.033	23.977	753	20.502	17.579	3620	20.631	17.699	199
2019	13.163	15.894	36	23.977	29.010	651	17.579	21.323	2997	17.699	21.478	171
2020	15.894	17.801	33	29.010	32.555	582	21.323	23.988	2641	21.478	24.175	164

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
BlackRock Global Allocation V.I. Fund - Class III
2011	12.470	11.808	130	12.511	11.870	3,726	12.562	11.948	18,840	12.572	11.964	260
2012	11.808	12.759	82	11.870	12.852	4,586	11.948	12.969	22,038	11.964	12.993	319
2013	12.759	14.346	119	12.852	14.479	4,587	12.969	14.647	21,900	12.993	14.681	345
2014	14.346	14.369	111	14.479	14.532	4600	14.647	14.737	21079	14.681	14.779	370
2015	14.369	13.979	168	14.532	14.165	4360	14.737	14.401	20272	14.779	14.449	362
2016	13.979	14.259	201	14.165	14.478	3925	14.401	14.756	19096	14.449	14.813	356
2017	14.259	15.932	189	14.478	16.209	3510	14.756	16.562	17685	14.813	16.633	358
2018	15.932	14.469	180	16.209	14.750	3310	16.562	15.109	16434	16.633	15.182	321
2019	14.469	16.743	150	14.750	17.102	2962	15.109	17.562	14769	15.182	17.655	300
2020	16.743	19.859	128	17.102	20.326	2497	17.562	20.926	13259	17.655	21.047	326
ClearBridge Variable Mid Cap Portfolio - Class II
2014	10.327	10.533	6	10.284	10.546	138	9.939	10.563	577	10.132	10.566	12
2015	10.533	10.556	9	10.546	10.590	196	10.563	10.634	526	10.566	10.642	10
2016	10.556	11.318	5	10.590	11.377	259	10.634	11.453	646	10.642	11.468	7
2017	11.318	12.517	4	11.377	12.608	303	11.453	12.723	807	11.468	12.746	11
2018	12.517	10.725	4	12.608	10.825	371	12.723	10.952	998	12.746	10.977	6
2019	10.725	13.980	4	10.825	14.139	404	10.952	14.339	1102	10.977	14.380	9
2020	13.980	15.812	4	14.139	16.024	341	14.339	16.292	1080	14.380	16.346	10
Delaware VIP® Diversified Income Series - Service Class
2011	14.599	15.229	134	14.793	15.462	2,944	13.844	14.506	13,991	13.882	14.553	635
2012	15.229	15.993	133	15.462	16.271	3,132	14.506	15.303	16,892	14.553	15.361	675
2013	15.993	15.492	92	16.271	15.793	3,704	15.303	14.891	20,772	15.361	14.954	749
2014	15.492	15.982	178	15.793	16.325	4627	14.891	15.431	25562	14.954	15.504	770
2015	15.982	15.495	111	16.325	15.858	5302	15.431	15.028	28556	15.504	15.107	831
2016	15.495	15.726	118	15.858	16.127	5537	15.028	15.321	30887	15.107	15.409	779
2017	15.726	16.209	186	16.127	16.656	6431	15.321	15.863	37079	15.409	15.961	883
2018	16.209	15.564	91	16.656	16.025	6446	15.863	15.300	38484	15.961	15.403	916
2019	15.564	16.836	103	16.025	17.369	6374	15.300	16.625	40928	15.403	16.745	992
2020	16.836	18.313	111	17.369	18.931	6278	16.625	18.165	41091	16.745	18.305	1027
Delaware VIP® Emerging Markets Series - Service Class
2011	19.641	15.440	56	19.861	15.644	860	20.139	15.903	3,849	20.195	15.955	170
2012	15.440	17.324	41	15.644	17.588	915	15.903	17.924	4,484	15.955	17.992	173
2013	17.324	18.702	42	17.588	19.025	889	17.924	19.437	4,536	17.992	19.521	168
2014	18.702	16.859	45	19.025	17.184	893	19.437	17.601	4621	19.521	17.685	175
2015	16.859	14.118	46	17.184	14.420	924	17.601	14.806	4799	17.685	14.885	169
2016	14.118	15.771	39	14.420	16.141	817	14.806	16.614	4265	14.885	16.711	160
2017	15.771	21.732	49	16.141	22.286	725	16.614	22.997	3815	16.711	23.142	132
2018	21.732	17.933	34	22.286	18.426	708	22.997	19.062	3861	23.142	19.191	126
2019	17.933	21.543	29	18.426	22.180	628	19.062	23.002	3453	19.191	23.170	112
2020	21.543	26.396	25	22.180	27.231	522	23.002	28.312	2849	23.170	28.532	105
Delaware VIP® High Yield Series - Service Class
2011	16.442	16.534	28	20.524	20.679	504	14.274	14.418	2,403	14.313	14.465	108
2012	16.534	19.067	42	20.679	23.895	474	14.418	16.702	2,336	14.465	16.765	99
2013	19.067	20.418	21	23.895	25.639	399	16.702	17.966	2,026	16.765	18.043	76
2014	20.418	19.956	20	25.639	25.109	310	17.966	17.639	1761	18.043	17.723	63
2015	19.956	18.261	18	25.109	23.023	261	17.639	16.214	1528	17.723	16.299	57
2016	18.261	20.262	17	23.023	25.596	209	16.214	18.072	1278	16.299	18.175	48
2017	20.262	21.356	13	25.596	27.032	191	18.072	19.133	1128	18.175	19.253	33
2018	21.356	19.986	14	27.032	25.349	163	19.133	17.987	959	19.253	18.108	27
2019	19.986	22.805	11	25.349	28.983	136	17.987	20.616	785	18.108	20.766	24
2020	22.805	23.953	10	28.983	30.503	115	20.616	21.752	682	20.766	21.921	22
Delaware VIP® Limited-Term Diversified Income Series - Service Class
2011	11.526	11.616	51	11.655	11.769	2,426	11.817	11.962	9,162	11.852	12.004	376
2012	11.616	11.703	72	11.769	11.880	2,693	11.962	12.106	10,639	12.004	12.154	395
2013	11.703	11.347	189	11.880	11.542	3,613	12.106	11.791	15,509	12.154	11.843	394
2014	11.347	11.311	202	11.542	11.529	4183	11.791	11.807	18750	11.843	11.865	471
2015	11.311	11.185	104	11.529	11.423	4245	11.807	11.728	19659	11.865	11.792	515
2016	11.185	11.182	123	11.423	11.442	4138	11.728	11.777	19136	11.792	11.847	513
2017	11.182	11.198	72	11.442	11.482	3835	11.777	11.847	19772	11.847	11.924	509
2018	11.198	11.010	65	11.482	11.312	3687	11.847	11.700	19888	11.924	11.782	481
2019	11.010	11.338	66	11.312	11.672	3571	11.700	12.103	19770	11.782	12.194	525
2020	11.338	11.600	59	11.672	11.966	3457	12.103	12.439	20803	12.194	12.538	548

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® REIT Series - Service Class
2011	21.886	23.790	7	20.883	22.745	227	11.204	12.234	1,361	11.235	12.274	105
2012	23.790	27.260	5	22.745	26.115	241	12.234	14.081	1,624	12.274	14.135	98
2013	27.260	27.302	7	26.115	26.208	236	14.081	14.166	1,752	14.135	14.227	97
2014	27.302	34.641	8	26.208	33.319	243	14.166	18.056	1755	14.227	18.142	197
2015	34.641	35.239	15	33.319	33.963	214	18.056	18.450	1753	18.142	18.548	84
2016	35.239	36.573	17	33.963	35.318	243	18.450	19.235	1811	18.548	19.346	78
2017	36.573	36.393	9	35.318	35.215	198	19.235	19.227	1756	19.346	19.347	67
2018	36.393	33.074	9	35.215	32.067	182	19.227	17.552	1592	19.347	17.671	58
2019	33.074	41.112	9	32.067	39.941	166	17.552	21.916	1475	17.671	22.075	53
2020	41.112	36.098	8	39.941	35.140	162	21.916	19.330	1403	22.075	19.481	47
Delaware VIP® Small Cap Value Series - Service Class
2011	25.679	24.832	21	23.755	23.017	578	13.247	12.868	4,245	13.284	12.910	172
2012	24.832	27.729	19	23.017	25.753	570	12.868	14.434	4,352	12.910	14.488	166
2013	27.729	36.286	16	25.753	33.769	498	14.434	18.973	4,087	14.488	19.055	154
2014	36.286	37.660	18	33.769	35.117	483	18.973	19.780	3886	19.055	19.875	146
2015	37.660	34.615	17	35.117	32.343	474	19.780	18.263	3739	19.875	18.360	135
2016	34.615	44.588	17	32.343	41.745	474	18.263	23.631	3456	18.360	23.768	144
2017	44.588	48.966	17	41.745	45.935	510	23.631	26.069	3662	23.768	26.231	138
2018	48.966	39.964	13	45.935	37.565	558	26.069	21.372	4252	26.231	21.516	142
2019	39.964	50.156	13	37.565	47.240	568	21.372	26.943	4846	21.516	27.138	156
2020	50.156	48.213	14	47.240	45.501	614	26.943	26.017	5507	27.138	26.218	154
Delaware VIP® Smid Cap Core Series - Service Class(4)
2011	9.355	9.919	22	18.909	20.089	228	14.027	14.940	1,096	14.066	14.989	52
2012	9.919	10.791	34	20.089	21.899	268	14.940	16.326	1,522	14.989	16.388	68
2013	10.791	14.949	66	21.899	30.398	298	16.326	22.719	1,526	16.388	22.816	57
2014	14.949	15.112	37	30.398	30.790	270	22.719	23.070	1442	22.816	23.180	43
2015	15.112	15.935	36	30.790	32.532	285	23.070	24.436	1499	23.180	24.565	49
2016	15.935	16.913	34	32.532	34.599	306	24.436	26.054	1567	24.565	26.204	68
2017	16.913	19.675	32	34.599	40.329	302	26.054	30.445	1480	26.204	30.635	51
2018	19.675	16.936	31	40.329	34.784	289	30.445	26.324	1439	30.635	26.502	33
2019	16.936	21.511	26	34.784	44.268	250	26.324	33.585	1323	26.502	33.830	34
2020	21.511	23.407	28	44.268	48.268	243	33.585	36.712	1183	33.830	36.997	32
Delaware VIP® U.S. Growth Series - Service Class
2011	10.877	11.490	3	11.081	11.729	270	13.146	13.949	982	10.417	11.059	34
2012	11.490	13.092	3	11.729	13.391	406	13.949	15.966	1,360	11.059	12.664	39
2013	13.092	17.296	9	13.391	17.727	418	15.966	21.188	1,370	12.664	16.815	55
2014	17.296	19.118	12	17.727	19.633	383	21.188	23.526	1326	16.815	18.679	45
2015	19.118	19.741	46	19.633	20.313	398	23.526	24.401	1433	18.679	19.384	54
2016	19.741	18.332	41	20.313	18.902	295	24.401	22.762	1233	19.384	18.091	24
2017	18.332	23.077	24	18.902	23.842	229	22.762	28.783	994	18.091	22.887	19
2018	23.077	21.930	8	23.842	22.702	219	28.783	27.476	922	22.887	21.858	20
2019	21.930	27.342	6	22.702	28.361	198	27.476	34.411	865	21.858	27.389	23
2020	27.342	38.606	4	28.361	40.125	201	34.411	48.806	823	27.389	38.866	27
Delaware VIP® Value Series - Service Class
2011	12.701	13.636	16	13.178	14.177	481	10.523	11.348	2,783	10.552	11.386	195
2012	13.636	15.334	46	14.177	15.974	451	11.348	12.819	2,982	11.386	12.867	203
2013	15.334	20.097	9	15.974	20.978	463	12.819	16.877	3,261	12.867	16.949	242
2014	20.097	22.454	9	20.978	23.485	567	16.877	18.941	3299	16.949	19.032	223
2015	22.454	21.924	8	23.485	22.976	545	18.941	18.576	3210	19.032	18.675	204
2016	21.924	24.628	12	22.976	25.862	606	18.576	20.962	3261	18.675	21.084	183
2017	24.628	27.477	14	25.862	28.911	596	20.962	23.492	3192	21.084	23.640	145
2018	27.477	26.190	12	28.911	27.613	586	23.492	22.493	3158	23.640	22.646	130
2019	26.190	30.779	29	27.613	32.516	564	22.493	26.554	3218	22.646	26.747	129
2020	30.779	30.285	12	32.516	32.058	436	26.554	26.245	3128	26.747	26.450	110

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS Alternative Asset Allocation VIP Portfolio - Class B
2011	12.645	12.039	2	12.714	12.128	118	12.739	12.182	748	12.749	12.198	27
2012	12.039	12.938	4	12.128	13.060	142	12.182	13.151	921	12.198	13.175	26
2013	12.938	12.808	8	13.060	12.955	194	13.151	13.078	1,125	13.175	13.109	16
2014	12.808	12.994	17	12.955	13.169	233	13.078	13.327	1241	13.109	13.365	75
2015	12.994	11.933	17	13.169	12.118	305	13.327	12.295	1369	13.365	12.336	85
2016	11.933	12.311	20	12.118	12.527	332	12.295	12.741	1354	12.336	12.790	83
2017	12.311	12.946	23	12.527	13.199	329	12.741	13.458	1276	12.790	13.517	73
2018	12.946	11.532	23	13.199	11.781	312	13.458	12.043	1259	13.517	12.101	76
2019	11.532	12.958	22	11.781	13.264	280	12.043	13.593	1132	12.101	13.665	79
2020	12.958	13.410	19	13.264	13.755	258	13.593	14.131	1025	13.665	14.214	79
Fidelity VIP Overseas(5)
2008	12.659	6.971	15	20.976	11.575	130	16.126	8.920	646	16.147	8.936	50
2009	6.971	8.646	14	11.575	14.385	101	8.920	11.114	707	8.936	11.139	38
2010	8.646	9.586	12	14.385	15.981	166	11.114	12.377	869	11.139	12.412	37
2011	9.586	7.786	9	15.981	13.006	171	12.377	10.099	1,106	12.412	10.132	45
2012	7.786	9.210	6	13.006	15.416	163	10.099	12.000	969	10.132	12.046	30
2013	9.210	10.274	5	15.416	17.210	129	12.000	13.409	912	12.046	13.463	32
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A	10.060	11.118	183	9.930	11.135	1032	10.039	11.139	25
2020	10.631	13.326	1*	11.118	13.369	525	11.135	13.424	3196	11.139	13.434	397
Fidelity® VIP Contrafund® Portfolio - Service Class 2
2011	17.259	16.488	119	17.578	16.826	2,516	12.513	12.007	13,014	12.548	12.047	607
2012	16.488	18.817	104	16.826	19.241	2,387	12.007	13.765	12,794	12.047	13.817	613
2013	18.817	24.214	102	19.241	24.809	2,195	13.765	17.793	12,145	13.817	17.870	560
2014	24.214	26.567	107	24.809	27.275	2074	17.793	19.610	11325	17.870	19.704	522
2015	26.567	26.215	91	27.275	26.967	2000	19.610	19.437	10834	19.704	19.540	480
2016	26.215	27.751	94	26.967	28.605	1921	19.437	20.669	9987	19.540	20.789	427
2017	27.751	33.157	86	28.605	34.245	2026	20.669	24.807	9809	20.789	24.963	405
2018	33.157	30.418	75	34.245	31.479	2064	24.807	22.861	10231	24.963	23.016	380
2019	30.418	39.239	77	31.479	40.689	2082	22.861	29.623	10470	23.016	29.839	362
2020	39.239	50.216	61	40.689	52.176	1904	29.623	38.081	9583	29.839	38.377	350
Fidelity® VIP Growth Portfolio - Service Class 2
2011	6.528	6.412	49	11.607	11.425	367	11.239	11.090	1,138	11.270	11.126	54
2012	6.412	7.209	54	11.425	12.870	327	11.090	12.523	1,260	11.126	12.571	51
2013	7.209	9.634	104	12.870	17.234	316	12.523	16.812	1,267	12.571	16.884	42
2014	9.634	10.509	60	17.234	18.837	446	16.812	18.423	1538	16.884	18.511	37
2015	10.509	11.040	66	18.837	19.828	498	18.423	19.440	1795	18.511	19.543	34
2016	11.040	10.908	96	19.828	19.631	423	19.440	19.295	1797	19.543	19.406	96
2017	10.908	14.451	107	19.631	26.058	525	19.295	25.676	1858	19.406	25.835	39
2018	14.451	14.139	82	26.058	25.547	505	25.676	25.235	1807	25.835	25.403	44
2019	14.139	18.614	91	25.547	33.700	494	25.235	33.372	1641	25.403	33.612	30
2020	18.614	26.257	121	33.700	47.633	447	33.372	47.288	1553	33.612	47.651	41
Fidelity® VIP Mid Cap Portfolio - Service Class 2
2011	14.897	13.050	94	15.064	13.223	1,373	15.276	13.442	6,915	15.320	13.487	266
2012	13.050	14.691	52	13.223	14.915	1,414	13.442	15.200	7,586	13.487	15.259	253
2013	14.691	19.615	56	14.915	19.954	1,310	15.200	20.386	6,820	15.259	20.476	226
2014	19.615	20.437	55	19.954	20.832	1324	20.386	21.336	6514	20.476	21.441	208
2015	20.437	19.755	56	20.832	20.177	1295	21.336	20.718	6081	21.441	20.830	188
2016	19.755	21.727	68	20.177	22.236	1277	20.718	22.889	5608	20.830	23.024	172
2017	21.727	25.735	59	22.236	26.390	1340	22.889	27.233	5449	23.024	27.405	171
2018	25.735	21.553	54	26.390	22.146	1449	27.233	22.910	5668	27.405	23.066	156
2019	21.553	26.086	41	22.146	26.858	1525	22.910	27.854	5936	23.066	28.058	144
2020	26.086	30.214	36	26.858	31.170	1512	27.854	32.407	5669	28.058	32.661	148
First Trust Capital Strength Portfolio - Class I
2020	N/A	N/A	N/A	10.302	11.844	167	10.044	11.863	319	10.519	11.867	17
Franklin Allocation VIP Fund - Class 4
2019	N/A	N/A	N/A	10.131	10.626	4	10.012	10.637	5	N/A	N/A	N/A
2020	N/A	N/A	N/A	10.626	11.692	93	10.637	11.733	173	9.190	11.741	6

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Income VIP Fund - Class 2
2011	11.660	11.731	78	11.768	11.864	2,010	11.905	12.031	6,928	11.932	12.065	297
2012	11.731	12.986	77	11.864	13.159	1,913	12.031	13.378	7,364	12.065	13.423	272
2013	12.986	14.540	81	13.159	14.763	1,964	13.378	15.047	7,792	13.423	15.104	281
2014	14.540	14.947	127	14.763	15.207	2067	15.047	15.538	8334	15.104	15.605	327
2015	14.947	13.652	98	15.207	13.917	2144	15.538	14.255	8303	15.605	14.324	308
2016	13.652	15.296	92	13.917	15.624	2152	14.255	16.044	7792	14.324	16.130	279
2017	15.296	16.485	87	15.624	16.872	2042	16.044	17.369	7256	16.130	17.470	259
2018	16.485	15.502	84	16.872	15.898	1852	17.369	16.407	6425	17.470	16.511	244
2019	15.502	17.679	85	15.898	18.167	1642	16.407	18.796	5779	16.511	18.924	247
2020	17.679	17.493	82	18.167	18.011	1461	18.796	18.682	5214	18.924	18.818	232
Franklin Mutual Shares VIP Fund - Class 2
2011	9.576	9.312	58	9.664	9.416	1,839	9.776	9.549	6,985	9.800	9.577	266
2012	9.312	10.454	49	9.416	10.592	1,766	9.549	10.769	7,219	9.577	10.805	264
2013	10.454	13.176	49	10.592	13.377	1,698	10.769	13.634	6,656	10.805	13.687	229
2014	13.176	13.869	49	13.377	14.109	1657	13.634	14.416	6408	13.687	14.479	219
2015	13.869	12.956	45	14.109	13.206	1379	14.416	13.527	5953	14.479	13.594	224
2016	12.956	14.775	40	13.206	15.091	1285	13.527	15.497	5192	13.594	15.581	200
2017	14.775	15.731	39	15.091	16.099	1171	15.497	16.574	4784	15.581	16.671	184
2018	15.731	14.057	38	16.099	14.415	1015	16.574	14.876	4153	16.671	14.972	160
2019	14.057	16.931	32	14.415	17.397	925	14.876	17.999	3622	14.972	18.123	145
2020	16.931	15.798	31	17.397	16.265	912	17.999	16.870	3638	18.123	16.995	158
Franklin Small-Mid Cap Growth VIP Fund - Class 2(6)
2008	8.331	4.708	43	15.494	8.773	214	12.912	7.329	719	12.928	7.342	62
2009	4.708	6.642	48	8.773	12.402	235	7.329	10.386	906	7.342	10.410	56
2010	6.642	8.330	48	12.402	15.584	295	10.386	13.084	1,184	10.410	13.121	54
2011	8.330	7.790	39	15.584	14.603	302	13.084	12.291	1,359	13.121	12.332	56
2012	7.790	8.485	34	14.603	15.939	234	12.291	13.449	1,279	12.332	13.500	48
2013	8.485	9.884	31	15.939	18.580	243	13.449	15.693	1,233	13.500	15.755	46
Goldman Sachs VIT Large Cap Value Fund - Service Shares
2011	13.106	11.943	2	13.160	12.016	167	13.231	12.111	540	13.245	12.129	5
2012	11.943	13.945	2	12.016	14.058	150	12.111	14.204	482	12.129	14.233	4
2013	13.945	18.215	2	14.058	18.400	129	14.204	18.638	409	14.233	18.685	3
2014	18.215	20.156	2	18.400	20.402	119	18.638	20.717	371	18.685	20.780	3
2015	20.156	18.898	2	20.402	19.167	116	20.717	19.512	363	20.780	19.581	3
2016	18.898	20.666	2	19.167	21.002	107	19.512	21.433	333	19.581	21.52	3
2017	20.666	22.248	2	21.002	22.655	99	21.433	23.178	309	21.520	23.284	3
2018	22.248	19.956	2	22.655	20.361	91	23.178	20.883	271	23.284	20.989	2
2019	19.956	24.632	2	20.361	25.183	82	20.883	25.894	234	20.989	26.038	3
2020	24.632	25.111	2	25.183	25.725	80	25.894	26.517	221	26.038	26.677	3
Invesco Oppenheimer V.I. Global Fund - Series II Shares
2011	N/A	N/A	N/A	17.355	15.630	8	17.447	15.753	16	17.466	15.781	1*
2012	N/A	N/A	N/A	15.630	18.614	7	15.753	18.807	16	15.781	18.844	1*
2013	N/A	N/A	N/A	18.614	23.275	6	18.807	23.575	14	18.844	23.627	1*
2014	N/A	N/A	N/A	23.275	23.388	6	23.575	23.749	14	23.627	23.813	1*
2015	N/A	N/A	N/A	23.388	23.874	6	23.749	24.303	12	23.813	24.380	1*
2016	N/A	N/A	N/A	23.874	23.740	6	24.303	23.951	12	24.38	24.037	1*
2017	N/A	N/A	N/A	23.470	31.502	4	23.951	32.229	10	24.037	32.341	1*
2018	N/A	N/A	N/A	31.502	26.863	4	32.229	27.552	10	32.341	27.670	1*
2019	N/A	N/A	N/A	26.863	34.770	3	27.552	35.750	9	27.670	35.915	1*
2020	N/A	N/A	N/A	34.770	43.594	2	35.750	44.936	7	35.915	45.166	1*
Invesco V.I. International Growth Fund - Series II Shares
2014	25.072	23.711	1*	24.218	23.016	21	27.794	26.554	99	10.273	9.634	3
2015	23.711	22.690	3	23.016	22.069	57	26.554	25.525	261	9.634	9.265	13
2016	22.690	22.141	3	22.069	21.578	74	25.525	25.020	355	9.265	9.086	37
2017	22.141	26.706	4	21.578	26.075	164	25.020	30.309	541	9.086	11.012	25
2018	26.706	22.252	4	26.075	21.770	258	30.309	25.369	744	11.012	9.222	19
2019	22.252	28.041	6	21.770	27.488	291	25.369	32.112	838	9.222	11.679	29
2020	28.041	31.341	7	27.488	30.784	302	32.112	36.053	878	11.679	13.118	21

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
2011	15.552	14.596	1*	15.619	14.688	9	15.701	14.802	34	15.719	14.826	1*
2012	14.596	15.861	1*	14.688	15.992	9	14.802	16.157	36	14.826	16.191	1*
2013	15.861	21.159	1*	15.992	21.377	10	16.157	21.652	33	16.191	21.708	2
2014	21.159	22.277	1*	21.377	22.551	8	21.652	22.898	35	21.708	22.970	2
2015	22.277	21.137	1*	22.551	21.440	8	22.898	21.824	37	22.970	21.903	2
2016	21.137	24.040	1*	21.440	24.434	8	21.824	24.934	35	21.903	25.037	2
2017	24.040	26.594	1*	24.434	27.084	7	24.934	27.707	32	25.037	27.835	1*
2018	26.594	24.001	1*	27.084	24.492	7	27.707	25.119	29	27.835	25.248	1*
2019	24.001	28.659	1*	24.492	29.304	6	25.119	30.129	25	25.248	30.299	2
2020	28.659	28.661	1*	29.304	29.364	6	30.129	30.267	24	30.299	30.453	1*
LVIP Baron Growth Opportunities Fund - Service Class
2011	10.886	11.127	17	10.987	11.253	480	11.114	11.412	1,944	11.140	11.444	92
2012	11.127	12.929	13	11.253	13.101	435	11.412	13.319	1,972	11.444	13.364	80
2013	12.929	17.795	28	13.101	18.068	561	13.319	18.415	2,267	13.364	18.485	101
2014	17.795	18.335	31	18.068	18.654	522	18.415	19.060	2275	18.485	19.142	99
2015	18.335	17.157	23	18.654	17.491	592	19.060	17.916	2343	19.142	18.002	106
2016	17.157	17.799	22	17.491	18.181	502	17.916	18.669	2039	18.002	18.769	95
2017	17.799	22.254	21	18.181	22.777	598	18.669	23.448	2102	18.769	23.584	90
2018	22.254	21.007	22	22.777	21.545	662	23.448	22.234	2516	23.584	22.375	86
2019	21.007	28.154	19	21.545	28.931	725	22.234	29.932	2854	22.375	30.136	88
2020	28.154	37.094	16	28.931	38.195	650	29.932	39.615	2726	30.136	39.905	82
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
2011	9.862	9.418	11	9.972	9.542	180	10.112	9.700	795	10.140	9.732	72
2012	9.418	10.799	12	9.542	10.963	314	9.700	11.173	1,516	9.732	11.215	94
2013	10.799	12.513	38	10.963	12.729	1,063	11.173	13.005	8,505	11.215	13.061	211
2014	12.513	12.693	80	12.729	12.938	1894	13.005	13.251	12758	13.061	13.315	317
2015	12.693	11.837	141	12.938	12.090	3019	13.251	12.414	16675	13.315	12.479	356
2016	11.837	12.990	153	12.090	13.294	3887	12.414	13.684	22136	12.479	13.763	460
2017	12.990	14.825	152	13.294	15.203	4137	13.684	15.688	24265	13.763	15.787	494
2018	14.825	13.383	132	15.203	13.751	4468	15.688	14.225	27826	15.787	14.322	599
2019	13.383	15.556	175	13.751	16.016	6741	14.225	16.611	43020	14.322	16.732	959
2020	15.556	15.419	177	16.016	15.907	7059	16.611	16.538	46582	16.732	16.667	1229
LVIP BlackRock Emerging Markets Managed Volatility(10)
2012	N/A	N/A	N/A	10.324	10.975	6	10.440	10.984	242	10.323	10.986	6
2013	10.547	9.901	11	10.975	9.927	481	10.984	9.961	3,362	10.986	9.967	112
2014	9.901	9.230	30	9.927	9.273	1193	9.961	9.327	6557	9.967	9.338	165
2015	9.230	7.689	66	9.273	7.741	1953	9.327	7.806	10597	9.338	7.819	263
2016	7.689	8.069	65	7.741	8.138	1893	7.806	8.226	10643	7.819	8.244	261
LVIP BlackRock Global Real Estate Fund - Service Class
2011	7.290	6.525	36	7.343	6.586	555	7.409	6.662	2,798	7.423	6.678	142
2012	6.525	7.976	42	6.586	8.066	609	6.662	8.180	2,762	6.678	8.204	101
2013	7.976	8.076	48	8.066	8.184	587	8.180	8.320	3,098	8.204	8.348	116
2014	8.076	9.015	50	8.184	9.154	527	8.320	9.330	3022	8.348	9.365	105
2015	9.015	8.729	60	9.154	8.881	572	9.330	9.074	3361	9.365	9.113	122
2016	8.729	8.658	54	8.881	8.826	608	9.074	9.041	2983	9.113	9.085	126
2017	8.658	9.409	50	8.826	9.611	573	9.041	9.869	2818	9.085	9.920	124
2018	9.409	8.453	44	9.611	8.652	531	9.869	8.907	2597	9.920	8.957	84
2019	8.453	10.350	38	8.652	10.615	463	8.907	10.955	2249	8.957	11.022	76
2020	10.350	9.922	40	10.615	10.195	439	10.955	10.549	2213	11.022	10.619	76
LVIP BlackRock Inflation Protected Bond Fund - Service Class
2011	10.090	11.092	27	10.102	11.128	848	10.118	11.174	4,972	10.121	11.183	176
2012	11.092	11.580	48	11.128	11.641	1,280	11.174	11.718	8,234	11.183	11.733	222
2013	11.580	10.404	113	11.641	10.480	3,428	11.718	10.575	19,460	11.733	10.594	630
2014	10.404	10.518	138	10.480	10.616	4429	10.575	10.739	21146	10.594	10.764	693
2015	10.518	10.024	179	10.616	10.138	4857	10.739	10.281	22126	10.764	10.310	654
2016	10.024	10.178	191	10.138	10.314	5062	10.281	10.486	22693	10.310	10.520	640
2017	10.178	10.195	182	10.314	10.351	5219	10.486	10.551	24595	10.520	10.591	734
2018	10.195	10.019	170	10.351	10.195	4931	10.551	10.417	24719	10.591	10.462	754
2019	10.019	10.399	176	10.195	10.602	4820	10.417	10.861	24434	10.462	10.913	718
2020	10.399	10.731	119	10.602	10.963	4609	10.861	11.258	23877	10.913	11.318	744

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
2011	14.004	12.945	6	11.533	10.682	231	11.694	10.859	692	11.727	10.895	26
2012	12.945	14.769	1*	10.682	12.212	247	10.859	12.445	921	10.895	12.492	27
2013	14.769	18.168	2	12.212	15.052	490	12.445	15.378	3,137	12.492	15.444	75
2014	18.168	18.761	4	15.052	15.574	905	15.378	15.952	4937	15.444	16.028	119
2015	18.761	18.636	44	15.574	15.502	1631	15.952	15.917	8864	16.028	16.001	204
2016	18.636	18.027	55	15.502	15.025	2346	15.917	15.466	12295	16.001	15.556	304
2017	18.027	22.288	51	15.025	18.614	2690	15.466	19.208	13832	15.556	19.329	284
2018	22.288	20.905	54	18.614	17.494	3279	19.208	18.097	19694	19.329	18.221	414
2019	20.905	24.576	42	17.494	20.607	3532	18.097	21.372	24387	18.221	21.528	577
2020	24.576	29.827	38	20.607	25.060	3491	21.372	26.055	26394	21.528	26.259	752
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
2011	9.863	8.933	13	9.835	8.926	257	10.025	9.121	815	10.043	9.142	24
2012	8.933	9.324	11	8.926	9.335	282	9.121	9.562	997	9.142	9.589	28
2013	9.324	11.409	28	9.335	11.445	805	9.562	11.754	4,763	9.589	11.793	114
2014	11.409	10.365	45	11.445	10.419	1662	11.754	10.726	8229	11.793	10.767	199
2015	10.365	9.733	80	10.419	9.803	2176	10.726	10.118	10611	10.767	10.162	281
2016	9.733	9.756	130	9.803	9.845	3966	10.118	10.187	18036	10.162	10.236	477
2017	9.756	12.006	108	9.845	12.141	3726	10.187	12.594	17850	10.236	12.661	437
2018	12.006	11.813	88	12.141	11.970	3855	12.594	12.448	22679	12.661	12.520	562
2019	11.813	14.464	81	11.970	14.685	3852	12.448	15.309	24925	12.520	15.406	632
2020	14.464	18.107	68	14.685	18.421	3470	15.309	19.251	24728	15.406	19.383	650
LVIP Delaware Bond Fund - Service Class
2011	12.316	12.981	135	12.454	13.153	4,283	12.629	13.371	20,807	12.665	13.415	550
2012	12.981	13.552	164	13.153	13.758	5,049	13.371	14.021	25,168	13.415	14.075	645
2013	13.552	12.964	161	13.758	13.188	5,714	14.021	13.474	29,353	14.075	13.532	690
2014	12.964	13.453	223	13.188	13.713	7190	13.474	14.045	34178	13.532	14.113	857
2015	13.453	13.225	404	13.713	13.507	9395	14.045	13.869	43321	14.113	13.942	986
2016	13.225	13.303	460	13.507	13.614	11711	13.869	14.014	53963	13.942	14.095	1362
2017	13.303	13.596	428	13.614	13.942	13871	14.014	14.387	65317	14.095	14.478	1489
2018	13.596	13.202	402	13.942	13.565	14970	14.387	14.033	78995	14.478	14.129	1689
2019	13.202	14.118	376	13.565	14.536	15753	14.033	15.075	92068	14.129	15.185	2074
2020	14.118	15.189	459	14.536	15.669	16303	15.075	16.291	99601	15.185	16.419	2557
LVIP Delaware Diversified Floating Rate Fund - Service Class
2011	10.031	9.809	10	10.043	9.841	465	10.059	9.881	2,576	10.062	9.889	50
2012	9.809	10.020	16	9.841	10.073	713	9.881	10.139	4,034	9.889	10.153	54
2013	10.020	9.896	82	10.073	9.968	3,092	10.139	10.059	17,542	10.153	10.077	501
2014	9.896	9.760	150	9.968	9.851	4293	10.059	9.965	23466	10.077	9.988	644
2015	9.760	9.497	174	9.851	9.605	4712	9.965	9.741	23570	9.988	9.768	631
2016	9.497	9.520	193	9.605	9.647	4746	9.741	9.808	23465	9.768	9.840	567
2017	9.520	9.568	262	9.647	9.715	5248	9.808	9.902	27477	9.840	9.939	711
2018	9.568	9.404	248	9.715	9.567	5526	9.902	9.776	32599	9.939	9.818	731
2019	9.404	9.642	172	9.567	9.829	5336	9.776	10.069	32565	9.818	10.117	750
2020	9.642	9.580	147	9.829	9.786	4789	10.069	10.050	30265	10.117	10.103	704
LVIP Delaware Mid Cap Value Fund - Service Class
2011	9.261	8.596	16	9.328	8.676	249	9.412	8.777	1,060	9.430	8.797	26
2012	8.596	9.675	16	8.676	9.784	203	8.777	9.923	1,174	8.797	9.951	33
2013	9.675	12.675	18	9.784	12.844	223	9.923	13.058	1,183	9.951	13.102	42
2014	12.675	13.359	19	12.844	13.564	231	13.058	13.824	1254	13.102	13.877	47
2015	13.359	13.115	21	13.564	13.343	244	13.824	13.634	1243	13.877	13.693	53
2016	13.115	15.463	32	13.343	15.763	248	13.634	16.147	1248	13.693	16.225	56
2017	15.463	17.830	32	15.763	18.213	359	16.147	18.703	1578	16.225	18.803	64
2018	17.830	14.885	30	18.213	15.235	598	18.703	15.684	2078	18.803	15.775	52
2019	14.885	19.010	27	15.235	19.496	777	15.684	20.120	2576	15.775	20.248	53
2020	19.010	18.710	28	19.496	19.227	883	20.120	19.892	2873	20.248	20.029	46

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Social Awareness Fund - Service Class
2011	10.678	10.523	1*	10.798	10.663	222	10.950	10.839	644	10.980	10.875	28
2012	10.523	11.880	3	10.663	12.061	200	10.839	12.292	623	10.875	12.338	37
2013	11.880	15.784	47	12.061	16.058	275	12.292	16.405	764	12.338	16.475	33
2014	15.784	17.805	11	16.058	18.150	262	16.405	18.590	821	16.475	18.678	36
2015	17.805	17.320	46	18.150	17.691	257	18.590	18.165	796	18.678	18.260	35
2016	17.320	18.086	38	17.691	18.510	216	18.165	19.053	769	18.260	19.163	33
2017	18.086	21.286	13	18.510	21.829	217	19.053	22.526	730	19.163	22.667	29
2018	21.286	19.894	13	21.829	20.442	208	22.526	21.147	764	22.667	21.291	27
2019	19.894	25.709	13	20.442	26.471	222	21.147	27.452	775	21.291	27.652	24
2020	25.709	30.131	11	26.471	31.085	205	27.452	32.319	704	27.652	32.570	28
LVIP Delaware Wealth Builder Fund - Service Class(7)
2009	10.118	13.090	11	8.157	10.574	101	8.230	10.696	308	8.245	10.720	71
2010	13.090	14.433	8	10.574	11.682	65	10.696	11.846	241	10.720	11.879	63
2011	14.433	13.860	8	11.682	11.241	62	11.846	11.427	190	11.879	11.465	60
2012	13.860	15.392	8	11.241	12.509	49	11.427	12.748	155	11.465	12.796	42
2013	15.392	18.141	8	12.509	14.772	42	12.748	15.092	128	12.796	15.157	39
2014	18.141	18.553	8	14.772	15.138	26	15.092	15.504	110	15.157	15.579	35
2015	18.553	17.944	5	15.138	14.670	18	15.504	15.063	95	15.579	15.142	35
2016	17.944	18.577	1*	14.670	15.218	16	15.063	15.664	78	15.142	15.755	27
2017	18.577	20.447	1*	15.218	16.784	23	15.664	17.319	100	15.755	17.429	12
2018	20.447	18.995	1*	16.784	15.623	30	17.319	16.162	181	17.429	16.272	12
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
2011	8.754	8.292	13	9.664	8.303	233	10.028	8.316	340	8.766	8.319	11
2012	8.292	9.654	13	8.303	9.685	297	8.316	9.725	682	8.319	9.733	10
2013	9.654	10.894	23	9.685	10.951	474	9.725	11.023	2,219	9.733	11.038	46
2014	10.894	9.877	37	10.951	9.949	858	11.023	10.039	5399	11.038	10.057	93
2015	9.877	9.297	123	9.949	9.383	1155	10.039	9.492	8565	10.057	9.514	188
2016	9.297	9.292	129	9.383	9.398	1181	9.492	9.531	10286	9.514	9.558	246
2017	9.292	11.491	131	9.398	11.645	1257	9.531	11.839	12828	9.558	11.878	326
2018	11.491	9.453	135	11.645	9.598	1558	11.839	9.783	23647	11.878	9.820	525
2019	9.453	10.824	68	9.598	11.012	1517	9.783	11.252	29089	9.820	11.301	700
2020	10.824	9.928	60	11.012	10.121	1658	11.252	10.367	34853	11.301	10.418	871
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
2011	10.077	9.985	2	10.189	10.117	194	10.332	10.285	1,080	10.361	10.318	55
2012	9.985	11.276	2	10.117	11.447	189	10.285	11.666	918	10.318	11.710	51
2013	11.276	14.714	2	11.447	14.968	167	11.666	15.292	861	11.710	15.357	49
2014	14.714	16.307	2	14.968	16.621	149	15.292	17.024	689	15.357	17.105	32
2015	16.307	15.648	3	16.621	15.982	116	17.024	16.410	727	17.105	16.496	25
2016	15.648	17.531	2	15.982	17.941	113	16.410	18.467	776	16.496	18.574	28
2017	17.531	20.751	6	17.941	21.278	153	18.467	21.957	1551	18.574	22.094	39
2018	20.751	18.840	3	21.278	19.358	213	21.957	20.026	2200	22.094	20.160	51
2019	18.840	24.003	3	19.358	24.712	264	20.026	25.629	2876	20.160	25.814	57
2020	24.003	27.360	3	24.712	28.224	270	25.629	29.345	2892	25.814	29.572	47
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
2011	8.692	9.347	24	9.676	9.359	461	9.510	9.373	480	8.737	9.376	20
2012	9.347	10.757	70	9.359	10.792	513	9.373	10.836	971	9.376	10.845	19
2013	10.757	13.620	40	10.792	13.692	922	10.836	13.782	3,279	10.845	13.800	50
2014	13.620	13.977	50	13.692	14.079	1429	13.782	14.208	7564	13.800	14.233	103
2015	13.977	12.658	130	14.079	12.775	2002	14.208	12.924	10926	14.233	12.954	186
2016	12.658	13.788	129	12.775	13.945	2350	12.924	14.142	14103	12.954	14.182	281
2017	13.788	16.106	73	13.945	16.321	2611	14.142	16.594	17925	14.182	16.649	433
2018	16.106	14.557	71	16.321	14.781	2756	16.594	15.066	24558	16.649	15.123	564
2019	14.557	17.063	64	14.781	17.360	2716	15.066	17.738	28849	15.123	17.815	644
2020	17.063	19.283	40	17.360	19.658	2318	17.738	20.136	27766	17.815	20.234	551

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional/Vanguard Total Bond Fund - Service Class
2011	10.055	10.334	11	10.078	10.347	311	10.017	10.363	1,111	10.281	10.367	16
2012	10.334	10.508	14	10.347	10.543	634	10.363	10.586	3,030	10.367	10.594	74
2013	10.508	10.015	22	10.543	10.068	996	10.586	10.135	6,382	10.594	10.148	209
2014	10.015	10.274	50	10.068	10.349	1753	10.135	10.443	10369	10.148	10.462	302
2015	10.274	10.102	67	10.349	10.196	2128	10.443	10.315	13389	10.462	10.339	434
2016	10.102	10.110	86	10.196	10.224	2378	10.315	10.369	15685	10.339	10.398	549
2017	10.110	10.201	89	10.224	10.338	2695	10.369	10.510	21338	10.398	10.545	802
2018	10.201	9.985	68	10.338	10.139	3110	10.510	10.334	25448	10.545	10.373	877
2019	9.985	10.519	59	10.139	10.702	3297	10.334	10.936	30255	10.373	10.983	982
2020	10.519	10.896	62	10.702	11.109	3430	10.936	11.379	32968	10.983	11.434	1038
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
2011	7.834	7.441	12	7.891	7.510	735	7.963	7.597	3,660	7.977	7.615	91
2012	7.441	8.841	66	7.510	8.941	749	7.597	9.067	4,321	7.615	9.093	94
2013	8.841	10.393	96	8.941	10.532	1,788	9.067	10.707	12,231	9.093	10.743	306
2014	10.393	9.985	85	10.532	10.138	3753	10.707	10.333	21689	10.743	10.373	587
2015	9.985	9.002	116	10.138	9.158	5508	10.333	9.358	29243	10.373	9.398	738
2016	9.002	9.037	142	9.158	9.212	6137	9.358	9.437	32872	9.398	9.482	765
2017	9.037	10.754	106	9.212	10.985	5975	9.437	11.280	34061	9.482	11.340	782
2018	10.754	9.578	69	10.985	9.803	6371	11.280	10.092	41926	11.340	10.151	936
2019	9.578	10.589	56	9.803	10.860	6261	10.092	11.208	45491	10.151	11.279	1108
2020	10.589	11.694	49	10.860	12.017	5735	11.208	12.433	43929	11.279	12.518	1094
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	9.642	9.627	1*	9.630	191.000	9.947	N/A	N/A	N/A
2019	N/A	N/A	N/A	9.627	11.108	203	191.000	11.139	4152	9.780	11.146	98
2020	N/A	N/A	N/A	11.108	11.611	295	11.139	11.673	5156	11.146	11.686	130
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
2011	12.293	12.494	68	12.431	12.659	1,552	12.605	12.869	6,425	12.640	12.911	246
2012	12.494	13.444	109	12.659	13.649	2,532	12.869	13.909	13,142	12.911	13.962	351
2013	13.444	14.462	226	13.649	14.712	3,752	13.909	15.030	20,762	13.962	15.095	503
2014	14.462	14.983	268	14.712	15.272	4844	15.030	15.642	24545	15.095	15.717	581
2015	14.983	14.394	266	15.272	14.702	5407	15.642	15.095	26828	15.717	15.175	643
2016	14.394	14.816	250	14.702	15.163	5306	15.095	15.608	28147	15.175	15.698	678
2017	14.816	16.048	243	15.163	16.456	4747	15.608	16.981	25694	15.698	17.088	612
2018	16.048	15.029	117	16.456	15.443	4178	16.981	15.976	24376	17.088	16.084	547
2019	15.029	16.943	113	15.443	17.444	3849	15.976	18.091	23432	16.084	18.223	536
2020	16.943	17.783	109	17.444	18.346	3649	18.091	19.074	21504	18.223	19.222	544
LVIP Global Growth Allocation Managed Risk Fund - Service Class
2011	11.685	11.454	147	11.816	11.606	3,720	11.982	11.798	12,992	12.015	11.837	834
2012	11.454	12.255	307	11.606	12.442	7,829	11.798	12.679	53,081	11.837	12.727	1,242
2013	12.255	13.639	477	12.442	13.875	17,538	12.679	14.176	130,079	12.727	14.236	2,390
2014	13.639	13.832	796	13.875	14.100	26919	14.176	14.441	172323	14.236	14.510	2978
2015	13.832	13.058	914	14.100	13.337	29349	14.441	13.694	191338	14.510	13.767	3188
2016	13.058	13.407	837	13.337	13.721	27953	13.694	14.124	184766	13.767	14.206	3116
2017	13.407	15.196	764	13.721	15.583	25725	14.124	16.080	174908	14.206	16.182	3064
2018	15.196	13.953	717	15.583	14.337	23978	16.080	14.832	167376	16.182	14.933	2928
2019	13.953	15.845	621	14.337	16.313	21582	14.832	16.918	154965	14.933	17.042	2912
2020	15.845	16.441	594	16.313	16.961	19238	16.918	17.634	137672	17.042	17.772	2682
LVIP Global Income Fund - Service Class
2011	11.467	11.361	60	11.498	11.415	1,654	11.548	11.493	7,579	11.560	11.511	201
2012	11.361	11.993	77	11.415	12.074	2,077	11.493	12.187	9,114	11.511	12.212	208
2013	11.993	11.424	82	12.074	11.524	2,343	12.187	11.661	10,398	12.212	11.691	222
2014	11.424	11.415	99	11.524	11.538	3035	11.661	11.705	13310	11.691	11.740	295
2015	11.415	10.963	124	11.538	11.103	3563	11.705	11.291	15210	11.740	11.331	358
2016	10.963	10.800	124	11.103	10.961	3858	11.291	11.174	16116	11.331	11.220	389
2017	10.800	11.121	128	10.961	11.309	4202	11.174	11.558	17527	11.220	11.611	425
2018	11.121	11.109	109	11.309	11.319	3767	11.558	11.597	16040	11.611	11.656	394
2019	11.109	11.622	104	11.319	11.866	3429	11.597	12.188	14555	11.656	12.256	362
2020	11.622	12.165	101	11.866	12.445	3186	12.188	12.815	13186	12.256	12.893	318

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
2011	12.193	12.091	152	12.330	12.251	4,863	12.503	12.454	18,690	12.538	12.495	649
2012	12.091	12.989	193	12.251	13.187	8,014	12.454	13.439	48,730	12.495	13.490	1,076
2013	12.989	14.242	326	13.187	14.488	13,487	13.439	14.802	96,793	13.490	14.865	2,139
2014	14.242	14.538	472	14.488	14.819	18909	14.802	15.178	124275	14.865	15.251	2529
2015	14.538	13.769	667	14.819	14.063	20754	15.178	14.440	136533	15.251	14.517	2664
2016	13.769	14.082	633	14.063	14.411	19988	14.440	14.834	133594	14.517	14.920	2663
2017	14.082	15.780	572	14.411	16.182	18128	14.834	16.698	124225	14.920	16.804	2496
2018	15.780	14.627	535	16.182	15.029	16748	16.698	15.548	119259	16.804	15.653	2400
2019	14.627	16.491	439	15.029	16.978	15167	15.548	17.608	111701	15.653	17.737	2265
2020	16.491	17.150	418	16.978	17.692	13628	17.608	18.395	101338	17.737	18.538	2188
LVIP Government Money Market Fund - Service Class
2011	10.308	10.132	84	10.425	10.267	2,252	10.571	10.437	5,803	10.600	10.472	414
2012	10.132	9.959	75	10.267	10.112	2,421	10.437	10.305	6,298	10.472	10.344	422
2013	9.959	9.788	64	10.112	9.959	2,090	10.305	10.175	5,440	10.344	10.218	671
2014	9.788	9.621	101	9.959	9.808	2233	10.175	10.046	5632	10.218	10.094	257
2015	9.621	9.456	39	9.808	9.660	2155	10.046	9.918	4696	10.094	9.971	257
2016	9.456	9.295	38	9.660	9.513	2287	9.918	9.793	4847	9.971	9.850	213
2017	9.295	9.150	35	9.513	9.384	1353	9.793	9.684	4595	9.850	9.745	251
2018	9.150	9.094	36	9.384	9.345	1525	9.684	9.668	4792	9.745	9.733	240
2019	9.094	9.073	43	9.345	9.343	1611	9.668	9.689	6438	9.733	9.760	214
2020	9.073	8.935	99	9.343	9.218	2550	9.689	9.584	10410	9.760	9.659	287
LVIP JPMorgan High Yield Fund - Service Class
2011	10.795	10.877	21	10.809	10.912	348	10.825	10.956	1,235	10.829	10.965	58
2012	10.877	12.252	35	10.912	12.316	411	10.956	12.397	2,086	10.965	12.414	64
2013	12.252	12.798	32	12.316	12.891	338	12.397	13.008	2,137	12.414	13.032	69
2014	12.798	12.901	42	12.891	13.021	404	13.008	13.172	2136	13.032	13.203	54
2015	12.901	12.148	45	13.021	12.285	417	13.172	12.459	2345	13.203	12.494	58
2016	12.148	13.486	42	12.285	13.666	433	12.459	13.894	2825	12.494	13.940	49
2017	13.486	14.115	40	13.666	14.332	521	13.894	14.608	2872	13.940	14.663	59
2018	14.115	13.440	38	14.332	13.674	552	14.608	13.972	3042	14.663	14.032	59
2019	13.440	14.884	65	13.674	15.174	593	13.972	15.543	3350	14.032	15.617	74
2020	14.884	15.401	34	15.174	15.731	643	15.543	16.155	3405	15.617	16.240	66
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
2011	9.043	8.708	11	9.109	8.789	244	9.191	8.891	583	9.209	8.913	10
2012	8.708	9.709	6	8.789	9.819	200	8.891	9.958	964	8.913	9.987	16
2013	9.709	11.817	24	9.819	11.975	883	9.958	12.175	5,465	9.987	12.217	120
2014	11.817	12.523	27	11.975	12.716	1955	12.175	12.961	8509	12.217	13.012	167
2015	12.523	11.326	83	12.716	11.523	3243	12.961	11.774	12596	13.012	11.827	284
2016	11.326	12.212	108	11.523	12.449	4318	11.774	12.752	17371	11.827	12.815	387
2017	12.212	13.729	94	12.449	14.024	4508	12.752	14.401	18583	12.815	14.480	424
2018	13.729	11.869	78	14.024	12.148	4435	14.401	12.506	19921	14.480	12.581	473
2019	11.869	13.514	78	12.148	13.859	4345	12.506	14.303	20273	12.581	14.396	491
2020	13.514	13.505	83	13.859	13.878	4369	14.303	14.359	20097	14.396	14.459	510
LVIP MFS International Growth Fund - Service Class
2011	8.230	7.270	30	8.290	7.338	406	8.365	7.423	1,959	8.380	7.440	73
2012	7.270	8.509	28	7.338	8.605	446	7.423	8.727	1,968	7.440	8.752	76
2013	8.509	9.476	28	8.605	9.602	427	8.727	9.762	2,304	8.752	9.794	122
2014	9.476	8.819	46	9.602	8.954	570	9.762	9.126	2686	9.794	9.161	125
2015	8.819	8.757	54	8.954	8.908	641	9.126	9.102	2878	9.161	9.142	99
2016	8.757	8.726	54	8.908	8.895	692	9.102	9.111	2982	9.142	9.155	71
2017	8.726	11.278	43	8.895	11.520	757	9.111	11.830	3260	9.155	11.893	70
2018	11.278	10.145	47	11.520	10.383	796	11.830	10.689	4151	11.893	10.751	84
2019	10.145	12.685	70	10.383	13.008	792	10.689	13.425	4637	10.751	13.510	129
2020	12.685	14.241	66	13.008	14.633	763	13.425	15.140	4847	13.510	15.243	123

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS Value Fund - Service Class
2011	8.351	8.177	37	8.411	8.252	1,421	8.487	8.348	5,947	8.503	8.367	159
2012	8.177	9.324	29	8.252	9.429	1,451	8.348	9.562	6,242	8.367	9.589	135
2013	9.324	12.426	61	9.429	12.591	1,418	9.562	12.801	5,907	9.589	12.843	121
2014	12.426	13.460	75	12.591	13.666	1395	12.801	13.928	5648	12.843	13.982	162
2015	13.460	13.121	76	13.666	13.349	1511	13.928	13.639	5543	13.982	13.699	158
2016	13.121	14.671	68	13.349	14.955	1515	13.639	15.319	5526	13.699	15.393	156
2017	14.671	16.915	68	14.955	17.277	1548	15.319	17.742	5887	15.393	17.835	178
2018	16.915	14.922	70	17.277	15.273	1555	17.742	15.722	6398	17.835	15.813	172
2019	14.922	18.992	83	15.273	19.476	1542	15.722	20.100	7420	15.813	20.226	209
2020	18.992	19.297	80	19.476	19.829	1632	20.100	20.515	7988	20.226	20.653	270
LVIP Mondrian International Value Fund - Service Class
2011	11.445	10.746	13	11.573	10.888	336	11.736	11.068	2,270	11.769	11.105	120
2012	10.746	11.545	12	10.888	11.721	343	11.068	11.945	2,553	11.105	11.991	127
2013	11.545	13.792	31	11.721	14.030	704	11.945	14.334	3,824	11.991	14.396	174
2014	13.792	13.177	35	14.030	13.432	743	14.334	13.757	3983	14.396	13.824	162
2015	13.177	12.429	32	13.432	12.694	748	13.757	13.034	4102	13.824	13.104	168
2016	12.429	12.672	31	12.694	12.969	737	13.034	13.349	3916	13.104	13.427	161
2017	12.672	15.073	30	12.969	15.456	670	13.349	15.950	3401	13.427	16.051	148
2018	15.073	13.078	24	15.456	13.437	628	15.950	13.901	3352	16.051	13.996	135
2019	13.078	15.158	24	13.437	15.606	574	13.901	16.185	3240	13.996	16.304	126
2020	15.158	14.119	25	15.606	14.565	603	16.185	15.144	3456	16.304	15.262	138
LVIP PIMCO Low Duration Bond Fund - Service Class
2014	9.981	9.890	6	10.004	9.903	533	10.008	9.919	1450	10.000	9.922	59
2015	9.890	9.856	59	9.903	9.888	1395	9.919	9.929	7099	9.922	9.937	195
2016	9.856	9.915	90	9.888	9.967	2597	9.929	10.033	12692	9.937	10.047	333
2017	9.915	9.882	82	9.967	9.954	2896	10.033	10.045	16128	10.047	10.064	360
2018	9.882	9.798	79	9.954	9.890	3289	10.045	10.005	19530	10.064	10.028	469
2019	9.798	9.928	92	9.890	10.041	3554	10.005	10.183	22008	10.028	10.212	580
2020	9.928	10.129	92	10.041	10.265	3860	10.183	10.436	25858	10.212	10.471	725
LVIP SSGA Bond Index Fund - Service Class
2011	11.122	11.709	121	11.178	11.791	3,603	11.249	11.896	20,130	11.263	11.917	506
2012	11.709	11.920	127	11.791	12.028	3,667	11.896	12.164	21,040	11.917	12.192	567
2013	11.920	11.383	137	12.028	11.510	4,148	12.164	11.670	22,935	12.192	11.702	591
2014	11.383	11.799	142	11.510	11.954	4294	11.670	12.151	23029	11.702	12.190	604
2015	11.799	11.595	182	11.954	11.771	4254	12.151	11.994	23168	12.190	12.039	544
2016	11.595	11.626	150	11.771	11.825	4271	11.994	12.080	24078	12.039	12.131	645
2017	11.626	11.758	119	11.825	11.984	4205	12.080	12.272	24117	12.131	12.330	651
2018	11.758	11.487	104	11.984	11.731	3790	12.272	12.044	22447	12.330	12.107	657
2019	11.487	12.187	90	11.731	12.471	3471	12.044	12.836	21984	12.107	12.909	699
2020	12.187	12.841	88	12.471	13.167	3534	12.836	13.585	23394	12.909	13.670	879
LVIP SSGA Conservative Index Allocation Fund - Service Class
2011	N/A	N/A	N/A	10.443	10.534	131	10.454	10.571	1,066	10.456	10.579	1*
2012	N/A	N/A	N/A	10.534	11.286	210	10.571	11.355	1,512	10.579	11.369	15
2013	N/A	N/A	N/A	11.286	11.839	291	11.355	11.940	1,444	11.369	11.961	18
2014	N/A	N/A	N/A	11.839	12.177	281	11.940	12.312	1679	11.961	12.340	20
2015	12.117	11.719	19	12.177	11.847	297	12.312	12.009	1652	12.340	12.042	3
2016	11.719	12.062	19	11.847	12.218	310	12.009	12.416	1765	12.042	12.456	9
2017	12.062	13.090	15	12.218	13.286	300	12.416	13.534	1748	12.456	13.585	13
2018	13.090	12.274	14	13.286	12.483	283	13.534	12.748	1739	13.585	12.803	12
2019	N/A	N/A	N/A	12.483	14.078	327	12.748	14.413	1644	12.803	14.482	16
2020	N/A	N/A	N/A	14.078	15.513	269	14.413	15.922	1801	14.482	16.006	30
LVIP SSGA Conservative Structured Allocation Fund - Service Class
2011	10.388	10.467	39	10.396	10.496	447	10.407	10.534	4,131	10.409	10.541	58
2012	10.467	11.117	35	10.496	11.171	466	10.534	11.239	5,407	10.541	11.252	41
2013	11.117	11.667	34	11.171	11.747	447	11.239	11.848	5,111	11.252	11.868	62
2014	11.667	12.069	13	11.747	12.176	487	11.848	12.312	4837	11.868	12.339	59
2015	12.069	11.610	9	12.176	11.737	364	12.312	11.897	4844	12.339	11.929	54
2016	11.610	12.159	9	11.737	12.316	385	11.897	12.515	4639	11.929	12.555	94
2017	12.159	13.074	9	12.316	13.270	403	12.515	13.518	4191	12.555	13.568	53
2018	13.074	12.173	9	13.270	12.379	386	13.518	12.643	3497	13.568	12.696	56
2019	12.173	13.560	8	12.379	13.818	382	12.643	14.147	3056	12.696	14.214	33
2020	13.560	14.577	8	13.818	14.884	384	14.147	15.276	2903	14.214	15.356	49

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Developed International 150 Fund - Service Class
2011	9.327	8.033	24	9.375	8.090	747	9.434	8.162	4,097	9.446	8.176	87
2012	8.033	8.948	24	8.090	9.030	696	8.162	9.133	4,063	8.176	9.154	88
2013	8.948	10.553	21	9.030	10.671	631	9.133	10.819	3,661	9.154	10.849	84
2014	10.553	10.437	77	10.671	10.574	639	10.819	10.748	3869	10.849	10.784	123
2015	10.437	9.791	26	10.574	9.940	673	10.748	10.129	3887	10.784	10.167	93
2016	9.791	10.532	24	9.940	10.713	586	10.129	10.944	3568	10.167	10.991	71
2017	10.532	12.756	21	10.713	13.002	507	10.944	13.315	3407	10.991	13.378	69
2018	12.756	10.599	20	13.002	10.825	469	13.315	11.113	3416	13.378	11.171	61
2019	10.599	11.991	20	10.825	12.271	461	11.113	12.629	3062	11.171	12.702	80
2020	11.991	11.272	18	12.271	11.558	464	12.629	11.926	3127	12.702	12.000	95
LVIP SSGA Emerging Markets 100 Fund - Service Class
2011	14.100	11.755	20	14.169	11.837	566	14.261	11.943	3,202	14.280	11.965	77
2012	11.755	12.982	24	11.837	13.098	543	11.943	13.249	3,361	11.965	13.280	81
2013	12.982	12.364	21	13.098	12.500	573	13.249	12.676	3,503	13.280	12.712	83
2014	12.364	11.711	28	12.500	11.863	628	12.676	12.060	3733	12.712	12.100	88
2015	11.711	9.522	36	11.863	9.665	723	12.060	9.851	4241	12.100	9.889	110
2016	9.522	10.776	32	9.665	10.959	658	9.851	11.197	3884	9.889	11.246	133
2017	10.776	13.078	26	10.959	13.328	627	11.197	13.651	3536	11.246	13.716	116
2018	13.078	11.240	26	13.328	11.477	653	13.651	11.785	3564	13.716	11.847	111
2019	11.240	11.857	25	11.477	12.131	637	11.785	12.488	3370	11.847	12.559	116
2020	11.857	11.931	27	12.131	12.232	610	12.488	12.623	3273	12.559	12.701	127
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
2018	N/A	N/A	N/A	9.963	10.071	1*	10.042	10.074	2	N/A	N/A	N/A
2019	N/A	N/A	N/A	10.071	11.647	21	10.074	11.680	92	11.068	11.687	5
2020	N/A	N/A	N/A	11.647	13.408	20	11.680	13.479	159	11.687	13.494	1*
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class(8)
2011	10.781	10.590	71	10.902	10.730	916	11.055	10.908	5,094	11.086	10.944	107
2012	10.590	11.539	90	10.730	11.715	1,119	10.908	11.938	8,480	10.944	11.984	119
2013	11.539	12.419	117	11.715	12.634	2,134	11.938	12.908	17,380	11.984	12.963	324
2014	12.419	12.657	84	12.634	12.901	2762	12.908	13.214	22140	12.963	13.277	431
2015	12.657	11.598	98	12.901	11.845	2972	13.214	12.163	25620	13.277	12.227	483
2016	11.598	12.007	126	11.845	12.288	2911	12.163	12.649	25450	12.227	12.722	561
2017	12.007	13.513	98	12.288	13.857	2801	12.649	14.300	25122	12.722	14.390	510
2018	13.513	12.163	72	13.857	12.497	2692	14.300	12.929	24850	14.390	13.017	556
2019	12.163	13.800	70	12.497	14.208	2558	12.929	14.736	23489	13.017	14.843	551
2020	13.800	14.477	69	14.208	14.935	2412	14.736	15.527	21461	14.843	15.649	528
LVIP SSGA International Index Fund - Service Class
2011	8.405	7.219	39	8.447	7.270	1,277	8.501	7.334	6,757	8.511	7.347	210
2012	7.219	8.358	37	7.270	8.433	1,226	7.334	8.529	6,379	7.347	8.549	205
2013	8.358	9.912	37	8.433	10.022	1,386	8.529	10.161	7,080	8.549	10.189	211
2014	9.912	9.148	38	10.022	9.268	1428	10.161	9.420	7351	10.189	9.451	208
2015	9.148	8.858	45	9.268	8.992	1410	9.420	9.162	7155	9.451	9.197	188
2016	8.858	8.768	41	8.992	8.919	1374	9.162	9.111	7136	9.197	9.150	188
2017	8.768	10.717	35	8.919	10.923	1109	9.111	11.186	6616	9.150	11.239	156
2018	10.717	9.065	33	10.923	9.258	1099	11.186	9.504	7076	11.239	9.554	185
2019	9.065	10.803	30	9.258	11.055	996	9.504	11.378	6631	9.554	11.443	179
2020	10.803	11.421	30	11.055	11.710	952	11.378	12.083	6470	11.443	12.158	216
LVIP SSGA Large Cap 100 Fund - Service Class
2011	10.795	10.827	45	10.850	10.903	1,205	10.918	11.000	6,347	10.932	11.019	158
2012	10.827	11.910	30	10.903	12.018	990	11.000	12.155	5,786	11.019	12.183	150
2013	11.910	15.858	31	12.018	16.034	912	12.155	16.257	4,940	12.183	16.302	134
2014	15.858	18.144	60	16.034	18.383	862	16.257	18.685	4576	16.302	18.746	117
2015	18.144	16.954	61	18.383	17.211	832	18.685	17.538	4342	18.746	17.604	106
2016	16.954	20.196	58	17.211	20.543	706	17.538	20.986	3944	17.604	21.075	130
2017	20.196	23.511	21	20.543	23.963	684	20.986	24.540	3971	21.075	24.657	119
2018	23.511	20.485	18	23.963	20.921	710	24.540	21.478	3732	24.657	21.591	121
2019	20.485	25.562	19	20.921	26.158	715	21.478	26.922	3535	21.591	27.077	126
2020	25.562	25.802	19	26.158	26.457	727	26.922	27.298	3499	27.077	27.469	114

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Moderate Index Allocation Fund - Service Class
2011	10.646	10.411	11	10.655	10.440	350	10.666	10.477	1,966	10.668	10.485	35
2012	10.411	11.399	9	10.440	11.455	537	10.477	11.524	3,526	10.485	11.538	66
2013	11.399	12.566	9	11.455	12.653	662	11.524	12.761	4,385	11.538	12.783	112
2014	12.566	12.861	57	12.653	12.975	763	12.761	13.119	4965	12.783	13.148	109
2015	12.861	12.421	107	12.975	12.557	752	13.119	12.728	4721	13.148	12.763	182
2016	12.421	12.984	37	12.557	13.152	983	12.728	13.365	4981	12.763	13.407	160
2017	12.984	14.579	28	13.152	14.797	967	13.365	15.074	5412	13.407	15.130	192
2018	14.579	13.394	25	14.797	13.622	871	15.074	13.911	5900	15.130	13.970	215
2019	13.394	15.523	12	13.622	15.818	927	13.911	16.195	6002	13.970	16.271	238
2020	15.523	17.320	12	15.818	17.685	820	16.195	18.152	5751	16.271	18.246	212
LVIP SSGA Moderate Structured Allocation Fund - Service Class
2011	10.548	10.370	55	10.557	10.399	1,556	10.568	10.436	9,665	10.570	10.443	109
2012	10.370	11.236	26	10.399	11.290	2,100	10.436	11.358	14,018	10.443	11.372	205
2013	11.236	12.425	94	11.290	12.510	3,198	11.358	12.617	16,145	11.372	12.639	374
2014	12.425	12.855	90	12.510	12.969	3150	12.617	13.113	15360	12.639	13.142	376
2015	12.855	12.260	85	12.969	12.394	2912	13.113	12.563	14493	13.142	12.597	367
2016	12.260	13.133	79	12.394	13.302	2837	12.563	13.517	13644	12.597	13.561	356
2017	13.133	14.565	73	13.302	14.782	2609	13.517	15.059	13183	13.561	15.114	346
2018	14.565	13.259	88	14.782	13.484	2475	15.059	13.771	11715	15.114	13.829	349
2019	13.259	15.150	79	13.484	15.438	2208	13.771	15.806	9953	13.829	15.880	329
2020	15.150	16.315	79	15.438	16.658	2060	15.806	17.097	8946	15.880	17.187	300
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
2011	10.784	10.301	2	10.793	10.330	346	10.804	10.367	2,086	10.806	10.374	24
2012	10.301	11.395	29	10.330	11.450	697	10.367	11.520	3,782	10.374	11.534	66
2013	11.395	12.824	54	11.450	12.912	756	11.520	13.023	4,296	11.534	13.045	88
2014	12.824	13.074	76	12.912	13.190	695	13.023	13.337	4542	13.045	13.366	99
2015	13.074	12.554	76	13.190	12.691	744	13.337	12.864	4696	13.366	12.899	85
2016	12.554	13.213	80	12.691	13.384	738	12.864	13.600	4738	12.899	13.644	78
2017	13.213	15.149	79	13.384	15.375	769	13.600	15.663	5003	13.644	15.721	84
2018	15.149	13.746	76	15.375	13.979	798	15.663	14.277	5300	15.721	14.337	90
2019	13.746	16.132	73	13.979	16.439	829	14.277	16.830	5130	14.337	16.910	102
2020	16.132	18.071	57	16.439	18.451	776	16.830	18.938	4734	16.910	19.037	107
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
2011	10.843	10.443	22	10.852	10.472	868	10.864	10.509	7,770	10.866	10.517	52
2012	10.443	11.402	22	10.472	11.457	1,304	10.509	11.527	10,085	10.517	11.541	58
2013	11.402	12.871	37	11.457	12.959	1,255	11.527	13.071	9,813	11.541	13.093	67
2014	12.871	13.282	29	12.959	13.400	1213	13.071	13.549	10024	13.093	13.579	70
2015	13.282	12.566	30	13.400	12.703	1224	13.549	12.876	9809	13.579	12.911	80
2016	12.566	13.607	30	12.703	13.783	1198	12.876	14.006	9087	12.911	14.051	67
2017	13.607	15.325	29	13.783	15.554	1339	14.006	15.845	9293	14.051	15.904	111
2018	15.325	13.790	27	15.554	14.024	1174	15.845	14.322	8425	15.904	14.382	86
2019	13.790	15.873	27	14.024	16.175	1020	14.322	16.560	7566	14.382	16.638	79
2020	15.873	17.003	20	16.175	17.361	961	16.560	17.819	6490	16.638	17.912	72
LVIP SSGA S&P 500 Index Fund - Service Class
2011	9.663	9.647	65	9.771	9.775	1,940	9.911	9.939	10,644	9.936	9.969	345
2012	9.647	10.936	59	9.775	11.102	1,730	9.939	11.318	9,970	9.969	11.358	348
2013	10.936	14.150	86	11.102	14.394	2,194	11.318	14.710	10,701	11.358	14.770	402
2014	14.150	15.732	81	14.394	16.036	2102	14.710	16.429	10257	14.770	16.504	450
2015	15.732	15.601	98	16.036	15.934	2047	16.429	16.365	9962	16.504	16.448	403
2016	15.601	17.090	85	15.934	17.490	1955	16.365	18.008	10041	16.448	18.108	454
2017	17.090	20.365	79	17.490	20.884	1931	18.008	21.556	10736	18.108	21.686	429
2018	20.365	19.036	72	20.884	19.560	1900	21.556	20.240	11894	21.686	20.372	418
2019	19.036	24.481	75	19.560	25.204	1813	20.240	26.147	12791	20.372	26.330	472
2020	24.481	28.323	65	25.204	29.219	1774	26.147	30.387	13582	26.330	30.615	486
LVIP SSGA Short-Term Bond Index Fund - Service Class
2018	10.013	10.028	10	10.009	10.041	259	9.999	10.057	1919	10.010	10.060	83
2019	10.028	10.301	19	10.041	10.335	532	10.057	10.377	4345	10.060	10.385	170
2020	10.301	10.466	3	10.335	10.521	729	10.377	10.591	6860	10.385	10.605	205

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Small-Cap Index Fund - Service Class
2011	9.037	8.454	22	9.102	8.532	748	9.185	8.631	3,797	9.202	8.651	133
2012	8.454	9.603	20	8.532	9.712	638	8.631	9.849	3,555	8.651	9.877	137
2013	9.603	12.982	45	9.712	13.155	1,064	9.849	13.374	4,853	9.877	13.418	189
2014	12.982	13.320	44	13.155	13.524	967	13.374	13.784	4538	13.418	13.836	163
2015	13.320	12.440	43	13.524	12.656	1008	13.784	12.932	4563	13.836	12.988	167
2016	12.440	14.715	41	12.656	15.001	883	12.932	15.366	4193	12.988	15.440	148
2017	14.715	16.474	38	15.001	16.827	839	15.366	17.280	4598	15.440	17.371	150
2018	16.474	14.312	39	16.827	14.648	962	17.280	15.080	5577	17.371	15.167	179
2019	14.312	17.540	39	14.648	17.988	1051	15.080	18.565	6546	15.167	18.682	220
2020	17.540	20.494	34	17.988	21.060	1076	18.565	21.789	6741	18.682	21.937	232
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
2011	13.436	12.879	15	13.505	12.971	297	13.590	13.086	1,685	13.607	13.108	36
2012	12.879	14.369	15	12.971	14.501	269	13.086	14.666	1,643	13.108	14.699	42
2013	14.369	18.943	21	14.501	19.155	280	14.666	19.421	1,542	14.699	19.475	41
2014	18.943	19.367	19	19.155	19.623	262	19.421	19.945	1601	19.475	20.010	54
2015	19.367	17.684	17	19.623	17.953	349	19.945	18.294	1737	20.010	18.363	53
2016	17.684	22.549	16	17.953	22.939	288	18.294	23.434	1614	18.363	23.533	55
2017	22.549	23.503	9	22.939	23.956	330	23.434	24.534	1776	23.533	24.650	57
2018	23.503	19.938	7	23.956	20.363	346	24.534	20.907	1916	24.650	21.016	50
2019	19.938	23.417	7	20.363	23.964	366	20.907	24.666	2051	21.016	24.806	62
2020	23.417	24.327	7	23.964	24.945	386	24.666	25.740	2224	24.806	25.899	65
LVIP T. Rowe Price 2010 Fund - Service Class
2011	N/A	N/A	N/A	10.437	10.378	75	10.532	10.499	141	10.551	10.523	1*
2012	N/A	N/A	N/A	10.378	11.064	58	10.499	11.221	153	10.523	11.252	2
2013	N/A	N/A	N/A	11.064	11.837	33	11.221	12.035	137	11.252	12.075	2
2014	N/A	N/A	N/A	11.837	12.182	2	12.035	12.416	121	12.075	12.464	2
2015	N/A	N/A	N/A	12.182	11.772	2	12.416	12.029	109	12.464	12.081	2
2016	N/A	N/A	N/A	11.772	12.075	2	12.029	12.369	98	12.081	12.429	2
2017	N/A	N/A	N/A	12.075	13.002	1*	12.369	13.352	154	12.429	13.424	2
2018	N/A	N/A	N/A	13.002	12.232	1*	13.352	12.592	143	13.424	12.666	2
2019	N/A	N/A	N/A	12.232	13.902	1*	12.592	14.348	81	12.666	14.439	2
2020	N/A	N/A	N/A	13.902	15.334	1*	14.348	15.865	78	14.439	15.974	1*
LVIP T. Rowe Price 2020 Fund - Service Class
2011	N/A	N/A	N/A	10.031	9.872	40	10.122	9.987	444	10.140	10.009	10
2012	N/A	N/A	N/A	9.872	10.508	26	9.987	10.657	434	10.009	10.686	10
2013	N/A	N/A	N/A	10.508	11.469	18	10.657	11.660	396	10.686	11.698	10
2014	N/A	N/A	N/A	11.469	11.758	17	11.660	11.984	372	11.698	12.030	10
2015	N/A	N/A	N/A	11.758	11.293	25	11.984	11.539	268	12.030	11.589	9
2016	N/A	N/A	N/A	11.293	11.587	25	11.539	11.869	243	11.589	11.925	11
2017	N/A	N/A	N/A	11.587	12.749	27	11.869	13.092	212	11.925	13.161	10
2018	N/A	N/A	N/A	12.749	11.822	21	13.092	12.170	179	13.161	12.241	10
2019	N/A	N/A	N/A	11.822	13.809	12	12.170	14.252	145	12.241	14.341	4
2020	N/A	N/A	N/A	13.809	15.363	6	14.252	15.895	127	14.341	16.002	4
LVIP T. Rowe Price 2030 Fund - Service Class
2011	N/A	N/A	N/A	9.816	9.587	66	9.905	9.698	192	9.923	9.720	22
2012	N/A	N/A	N/A	9.587	10.159	63	9.698	10.303	202	9.720	10.332	19
2013	N/A	N/A	N/A	10.159	11.349	59	10.303	11.538	150	10.332	11.577	18
2014	N/A	N/A	N/A	11.349	11.610	48	11.538	11.833	125	11.577	11.878	18
2015	N/A	N/A	N/A	11.610	11.100	46	11.833	11.341	86	11.878	11.390	17
2016	N/A	N/A	N/A	11.100	11.307	42	11.341	11.581	63	11.390	11.637	7
2017	N/A	N/A	N/A	11.307	12.602	42	11.581	12.940	50	11.637	13.009	9
2018	N/A	N/A	N/A	12.602	11.438	42	12.940	11.774	37	13.009	11.843	13
2019	N/A	N/A	N/A	11.438	13.722	4	11.774	14.161	36	11.843	14.251	12
2020	N/A	N/A	N/A	13.722	15.533	4	14.161	16.070	28	14.251	16.180	12

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price 2040 Fund - Service Class
2011	N/A	N/A	N/A	9.288	8.989	1*	9.372	9.093	140	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.989	9.457	1*	9.093	9.591	122	N/A	N/A	N/A
2013	N/A	N/A	N/A	9.457	10.825	1*	9.591	11.006	112	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.825	11.001	1*	11.006	11.213	111	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.001	10.457	1*	11.213	10.685	86	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.457	10.662	1*	10.685	10.921	82	N/A	N/A	N/A
2017	N/A	N/A	N/A	N/A	N/A	N/A	10.921	12.326	72	11.333	12.392	2
2018	N/A	N/A	N/A	N/A	N/A	N/A	12.326	11.077	61	12.392	11.142	2
2019	N/A	N/A	N/A	N/A	N/A	N/A	11.077	13.573	50	11.142	13.659	2
2020	N/A	N/A	N/A	N/A	N/A	N/A	13.573	15.586	46	13.659	15.693	2
LVIP T. Rowe Price Growth Stock Fund - Service Class
2011	9.069	8.743	15	9.135	8.824	393	9.218	8.927	1,888	9.235	8.947	85
2012	8.743	10.139	40	8.824	10.254	468	8.927	10.399	2,437	8.947	10.428	82
2013	10.139	13.820	28	10.254	14.004	435	10.399	14.237	2,553	10.428	14.284	70
2014	13.820	14.726	51	14.004	14.952	524	14.237	15.240	2771	14.284	15.298	110
2015	14.726	15.983	61	14.952	16.261	801	15.240	16.615	3504	15.298	16.686	186
2016	15.983	15.886	64	16.261	16.194	749	16.615	16.588	3488	16.686	16.667	129
2017	15.886	20.818	79	16.194	21.264	777	16.588	21.836	3431	16.667	21.951	104
2018	20.818	20.177	60	21.264	20.651	913	21.836	21.260	3495	21.951	21.382	108
2019	20.177	25.921	68	20.651	26.583	867	21.260	27.434	3166	21.382	27.607	103
2020	25.921	34.674	56	26.583	35.630	691	27.434	36.864	2669	27.607	37.114	94
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
2011	17.827	16.797	16	13.395	12.646	243	13.583	12.856	989	13.621	12.898	29
2012	16.797	19.149	22	12.646	14.446	247	12.856	14.722	1,106	12.898	14.778	28
2013	19.149	25.301	16	14.446	19.125	231	14.722	19.540	1,202	14.778	19.624	22
2014	25.301	27.672	15	19.125	20.960	236	19.540	21.467	1227	19.624	21.570	31
2015	27.672	27.694	13	20.960	21.019	275	21.467	21.582	1437	21.570	21.696	51
2016	27.694	29.197	12	21.019	22.204	284	21.582	22.855	1425	21.696	22.988	44
2017	29.197	35.702	12	22.204	27.204	308	22.855	28.073	1725	22.988	28.248	49
2018	35.702	33.922	13	27.204	25.900	379	28.073	26.794	2201	28.248	26.975	68
2019	33.922	45.686	18	25.900	34.952	482	26.794	36.249	2735	26.975	36.512	78
2020	45.686	58.975	13	34.952	45.209	485	36.249	47.004	2777	36.512	47.368	98
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
2018	N/A	N/A	N/A	9.725	9.550	3	9.808	9.553	108	N/A	N/A	N/A
2019	10.251	11.077	38	9.550	11.103	271	9.553	11.134	4933	9.986	11.140	180
2020	11.077	11.784	36	11.103	11.835	579	11.134	11.898	7668	11.140	11.911	275
LVIP Vanguard Domestic Equity ETF Fund - Service Class
2011	8.629	9.341	1*	9.684	9.353	46	9.950	9.367	424	8.792	9.370	32
2012	9.341	10.545	1*	9.353	10.579	161	9.367	10.622	1,248	9.370	10.631	70
2013	10.545	13.491	10	10.579	13.562	328	10.622	13.651	1,848	10.631	13.669	77
2014	13.491	14.839	26	13.562	14.947	376	13.651	15.083	1833	13.669	15.110	72
2015	14.839	14.500	54	14.947	14.635	396	15.083	14.805	2282	15.110	14.839	84
2016	14.500	15.939	55	14.635	16.119	490	14.805	16.347	2382	14.839	16.393	70
2017	15.939	18.775	56	16.119	19.025	439	16.347	19.343	3421	16.393	19.406	89
2018	18.775	17.495	56	19.025	17.764	540	19.343	18.106	4369	19.406	18.174	103
2019	17.495	22.343	34	17.764	22.732	592	18.106	23.227	4815	18.174	23.326	100
2020	22.343	26.243	34	22.732	26.753	530	23.227	27.404	4923	23.326	27.535	95
LVIP Vanguard International Equity ETF Fund - Service Class
2011	8.258	8.335	1*	9.883	8.345	28	10.097	8.358	247	9.004	8.361	14
2012	8.335	9.749	3	8.345	9.781	80	8.358	9.821	680	8.361	9.829	42
2013	9.749	10.966	4	9.781	11.024	119	9.821	11.096	1,022	9.829	11.111	40
2014	10.966	10.249	7	11.024	10.324	229	11.096	10.418	1322	11.111	10.437	50
2015	10.249	9.750	16	10.324	9.841	251	10.418	9.956	1803	10.437	9.979	58
2016	9.750	9.912	16	9.841	10.025	284	9.956	10.167	1956	9.979	10.195	65
2017	9.912	12.467	23	10.025	12.633	437	10.167	12.844	3315	10.195	12.886	104
2018	12.467	10.422	20	12.633	10.583	834	12.844	10.787	5066	12.886	10.827	124
2019	10.422	12.485	8	10.583	12.702	896	10.787	12.979	5899	10.827	13.034	118
2020	12.485	13.570	7	12.702	13.834	777	12.979	14.171	6190	13.034	14.239	123

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wellington Capital Growth Fund - Service Class
2011	9.438	8.417	4	9.507	8.496	328	9.593	8.594	1,168	9.613	8.616	32
2012	8.417	9.823	8	8.496	9.935	332	8.594	10.075	1,246	8.616	10.106	30
2013	9.823	13.096	8	9.935	13.271	303	10.075	13.492	1,118	10.106	13.541	27
2014	13.096	14.296	9	13.271	14.517	308	13.492	14.796	1049	13.541	14.856	20
2015	14.296	15.333	10	14.517	15.601	342	14.796	15.941	1223	14.856	16.014	68
2016	15.333	15.045	12	15.601	15.339	347	15.941	15.712	1174	16.014	15.791	24
2017	15.045	20.036	11	15.339	20.468	341	15.712	21.018	1155	15.791	21.135	25
2018	20.036	19.906	14	20.468	20.375	351	21.018	20.976	1413	21.135	21.103	58
2019	19.906	27.587	13	20.375	28.294	384	20.976	29.200	1465	21.103	29.392	39
2020	27.587	38.676	14	28.294	39.747	473	29.200	41.123	1532	29.392	41.413	32
LVIP Wellington Mid-Cap Value Fund - Service Class
2011	8.505	7.559	6	8.567	7.630	348	8.645	7.718	1,104	8.662	7.737	45
2012	7.559	9.197	7	7.630	9.301	441	7.718	9.433	1,184	7.737	9.461	45
2013	9.197	12.094	7	9.301	12.255	345	9.433	12.460	1,308	9.461	12.503	32
2014	12.094	12.837	56	12.255	13.034	435	12.460	13.285	1540	12.503	13.337	57
2015	12.837	12.393	17	13.034	12.608	447	13.285	12.883	1577	13.337	12.940	60
2016	12.393	13.734	14	12.608	14.001	486	12.883	14.342	1634	12.940	14.413	49
2017	13.734	15.271	13	14.001	15.599	538	14.342	16.019	1745	14.413	16.105	49
2018	15.271	12.793	13	15.599	13.093	519	16.019	13.480	1901	16.105	13.559	51
2019	12.793	16.375	14	13.093	16.794	509	13.480	17.333	2023	13.559	17.444	53
2020	16.375	16.336	14	16.794	16.787	515	17.333	17.369	2221	17.444	17.489	59
MFS® VIT Growth Series - Service Class
2011	6.161	6.021	7	14.294	13.995	47	9.745	9.566	356	9.757	9.582	7
2012	6.021	6.926	3	13.995	16.133	56	9.566	11.054	539	9.582	11.079	34
2013	6.926	9.290	3	16.133	21.682	60	11.054	14.894	704	11.079	14.934	68
2014	9.290	9.922	5	21.682	23.203	72	14.894	15.978	701	14.934	16.030	64
2015	9.922	10.461	25	23.203	24.514	91	15.978	16.923	722	16.030	16.987	32
2016	10.461	10.504	12	24.514	24.663	105	16.923	17.069	939	16.987	17.141	52
2017	10.504	13.530	40	24.663	31.832	127	17.069	22.085	1045	17.141	22.189	47
2018	13.530	13.616	15	31.832	32.098	181	22.085	22.326	1438	22.189	22.442	45
2019	13.616	18.435	17	32.098	43.544	243	22.326	30.363	1791	22.442	30.536	64
2020	18.435	23.828	17	43.544	56.396	245	30.363	39.422	1982	30.536	39.667	72
MFS® VIT Total Return Series - Service Class
2016	N/A	N/A	N/A	18.803	19.224	50	15.672	16.020	684	15.533	16.116	4
2017	19.840	21.101	3	19.224	21.205	143	16.020	17.715	1342	16.116	17.829	10
2018	21.101	19.517	3	21.205	19.653	148	17.715	16.459	1625	17.829	16.573	23
2019	19.517	23.037	3	19.653	23.243	174	16.459	19.515	1742	16.573	19.660	24
2020	23.037	24.792	3	23.243	25.063	183	19.515	21.096	1826	19.660	21.264	26
MFS® VIT Total Return Series -Service Class(9)
2008	14.284	10.903	28	14.071	10.762	895	11.467	8.792	1,921	11.481	8.807	168
2009	10.903	12.613	36	10.762	12.475	988	8.792	10.217	2,328	8.807	10.240	209
2010	12.613	13.588	39	12.475	13.466	1,083	10.217	11.056	2,800	10.240	11.087	197
2011	13.588	13.564	39	13.466	13.469	1,062	11.056	11.086	2,651	11.087	11.122	175
2012	13.564	14.786	31	13.469	14.712	993	11.086	12.140	2,517	11.122	12.185	161
2013	14.786	16.366	29	14.712	16.296	941	12.140	13.460	2,337	12.185	13.513	146
MFS® VIT Utilities Series - Service Class
2011	15.556	16.281	31	21.242	22.276	481	16.266	17.100	2,314	16.311	17.157	88
2012	16.281	18.112	19	22.276	24.831	467	17.100	19.110	2,223	17.157	19.182	82
2013	18.112	21.396	22	24.831	29.392	471	19.110	22.676	2,159	19.182	22.774	84
2014	21.396	23.646	28	29.392	32.548	534	22.676	25.174	2212	22.774	25.295	84
2015	23.646	19.807	23	32.548	27.317	440	25.174	21.182	2149	25.295	21.294	97
2016	19.807	21.651	27	27.317	29.919	490	21.182	23.257	2058	21.294	23.392	89
2017	21.651	24.359	26	29.919	33.729	417	23.257	26.284	1827	23.392	26.449	72
2018	24.359	24.130	23	33.729	33.479	353	26.284	26.155	1578	26.449	26.332	67
2019	24.130	29.592	20	33.479	41.140	320	26.155	32.220	1418	26.332	32.455	64
2020	29.592	30.713	19	41.140	42.784	285	32.220	33.592	1257	32.455	33.853	65

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Morgan Stanley VIF Growth Portfolio - Class II
2011	N/A	N/A	N/A	20.281	19.362	2	20.387	19.511	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	19.362	21.743	2	19.511	21.966	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	21.743	31.626	1*	21.966	32.030	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	31.626	33.035	1*	32.030	33.541	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	33.035	36.420	1*	33.541	37.070	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	36.420	35.171	1*	37.070	35.888	2	N/A	N/A	N/A
2017	N/A	N/A	N/A	35.171	49.459	1*	35.888	50.594	2	N/A	N/A	N/A
2018	N/A	N/A	N/A	49.459	52.251	1*	50.594	53.585	1*	N/A	N/A	N/A
2019	N/A	N/A	N/A	52.251	67.638	1*	53.585	69.538	1*	N/A	N/A	N/A
2020	N/A	N/A	N/A	67.638	144.363	1*	69.538	148.788	1*	N/A	N/A	N/A
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
2011	15.251	13.856	2	15.301	13.929	37	15.363	14.020	147	15.375	14.039	17
2012	13.856	14.313	2	13.929	14.417	38	14.020	14.548	148	14.039	14.575	12
2013	14.313	11.995	3	14.417	12.106	39	14.548	12.247	205	14.575	12.275	10
2014	11.995	9.592	6	12.106	9.701	67	12.247	9.838	290	12.275	9.866	11
2015	9.592	7.007	13	9.701	7.100	109	9.838	7.219	395	9.866	7.243	12
2016	7.007	7.909	10	7.100	8.031	163	7.219	8.185	461	7.243	8.216	11
2017	7.909	7.931	17	8.031	8.069	164	8.185	8.245	470	8.216	8.280	8
2018	7.931	6.687	17	8.069	6.817	157	8.245	6.983	541	8.280	7.016	9
2019	6.687	7.316	16	6.817	7.474	156	6.983	7.675	489	7.016	7.715	11
2020	7.316	7.278	11	7.474	7.449	142	7.675	7.669	642	7.715	7.713	19
Putnam VT Equity Income Fund - Class IB
2019	N/A	N/A	N/A	10.883	11.351	3	10.309	11.362	83	N/A	N/A	N/A
2020	N/A	N/A	N/A	11.351	11.825	50	11.362	11.866	545	10.351	11.874	7
Templeton Global Bond VIP Fund - Class 2
2011	16.326	15.903	69	16.509	16.113	1,382	16.740	16.380	5,042	16.787	16.434	299
2012	15.903	17.982	52	16.113	18.256	1,299	16.380	18.605	4,452	16.434	18.675	241
2013	17.982	17.958	52	18.256	18.268	1,222	18.605	18.663	4,178	18.675	18.743	207
2014	17.958	17.970	53	18.268	18.317	1106	18.663	18.760	3836	18.743	18.850	185
2015	17.970	16.898	54	18.317	17.259	1102	18.760	17.721	3629	18.850	17.814	176
2016	16.898	17.093	57	17.259	17.493	938	17.721	18.006	3065	17.814	18.110	153
2017	17.093	17.120	57	17.493	17.555	886	18.006	18.115	2790	18.110	18.229	146
2018	17.120	17.148	72	17.555	17.620	746	18.115	18.228	2431	18.229	18.352	135
2019	17.148	17.190	49	17.620	17.698	706	18.228	18.355	2268	18.352	18.489	115
2020	17.190	16.000	49	17.698	16.506	653	18.355	17.161	2117	18.489	17.295	129
*	The numbers of accumulation units less than 1000 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for ChoicePlus Assurance B Share, ChoicePlus Assurance B Class, ChoicePlus Series B-Share, ChoicePlus Signature 1, and ChoicePlus Assurance Prime.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4)	Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Core Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(6)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(7)	Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Wealth Builder Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(8)	Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(9)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(10) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.

Appendix B — Discontinued Living Benefit Riders
The Living Benefit Riders described in this Appendix are no longer available. This Appendix contains important information for Contractowners who purchased their contract and one of the following Living Benefit Riders.
Charges, Fees and Deductions for Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage 2.0 Fees. If you have elected a Living Benefit Rider, there is a fee associated with that rider for as long as the rider is in effect.
Lincoln Lifetime IncomeSM Advantage 2.0 is an older version of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) which is still currently available. For more information about Lincoln Lifetime IncomeSM Advantage 2.0 please see Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
The protected lifetime income fee rates for the rider listed above are:
	Current Annual Fee Rate		Guaranteed Maximum Annual Fee Rate
	Single Life	Joint Life	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0*	1.25%	1.50%	2.00%	2.00%

*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The protected lifetime income fee:
•	is based on the Protected Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Account Value Step-ups, Enhancements, and as decreased for Excess Withdrawals; and
•	may increase every Benefit Year upon an Account Value Step-up or an Enhancement. (You may opt out of this increase – see details below.)
The fee will be deducted from the Contract Value on a quarterly basis. The first deduction of the fee will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and fixed account, if any, of the contract on the Valuation Date the protected lifetime income fee is assessed. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders for a discussion and example of the impact of the changes to the Protected Income Base.
The fee rate can change each time there is an Account Value Step-up. Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the stated guaranteed maximum annual fee rate. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for any additional Purchase Payments or Excess Withdrawals. This opt out will only apply for this particular Account Value Step-up. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
The annual protected lifetime income fee rate will increase to the then current rate not to exceed the guaranteed maximum annual fee rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this protected lifetime income fee rate increase. See Living Benefit Riders.
The fee will be discontinued upon termination of the rider. However, a portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further fee will be deducted.

i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (a “Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0*	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.25% (0.3125% quarterly) single life option 1.50% (0.375% quarterly) joint life option
*Beginning February 22, 2021, the current annual fee rate will increase from 1.05% to 1.25% (single life option); 1.25% to 1.50% (joint life option) upon the earlier of (a) the next Account Value Step-up of the Protected Income Base or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000 or (c) if the Protected Income Base increases as a result of an Enhancement after the 10th Benefit Year anniversary. This fee increase will also occur upon a step-up of the Guaranteed Income Benefit following a transition to the i4LIFE® Advantage Guaranteed Income Benefit.
The initial charge is a percentage of the greater of the Protected Income Base carried over from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider protected lifetime income fee continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the fee may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the protected lifetime income fee will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
See i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider in the prospectus for an example of how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated.
Lincoln Lifetime IncomeSM Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate for both single and joint life options are listed in the following table.
Current Fee
Beginning January 11, 2021	1.25%
January 20, 2009 through January 10, 2021	0.90%
Prior to January 20, 2009	0.75%
The fee for your rider is based on the latest date of (a) the last Account Value Step-up of the Protected Income Base or (b) the Benefit Year anniversary following any deposit where cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus was purchased, an additional 0.15% is added to your rider fee. See Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a description of the calculation of the Protected Income Base.
The fee is based on the Protected Income Base as increased for subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the protected lifetime income fee is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Protected Income Base increases or decreases, because the fee is based on the Protected Income Base. Refer to Living Benefit Riders B – Lincoln Lifetime IncomeSM Advantage – Protected Income Base for a discussion and example of the impact of the changes to the Protected Income Base.

Since the Account Value Step-up could increase your Protected Income Base every Benefit Year (if all conditions are met), the fee rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual fee rate of 1.50%. If your fee rate is increased, you may opt out of the Account Value Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the fee rate and the Protected Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Account Value Step-up and is not available if additional Purchase Payments would cause your fee to increase. You will need to notify us each time the fee rate increases if you want to opt out of subsequent Account Value Step-ups.
An increase in the Protected Income Base as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual protected lifetime income fee rate but will increase the dollar amount of the fee.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the fee rate for your rider to change to the current fee rate in effect on the next Benefit Year anniversary, but the fee rate will never exceed the guaranteed maximum annual fee rate. The new fee rate will become effective on the Benefit Year anniversary. You cannot opt out of this fee rate increase.
The protected lifetime income fee will be discontinued upon termination of the rider. A portion of the protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Protected Income Base is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no protected lifetime income fee will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase the Guaranteed Income Benefit (version 2 or 3) which is purchased with i4LIFE® Advantage is subject to the Lincoln Lifetime IncomeSM Advantage charge rate that was in effect immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit . This fee is added to your base contract expense and the i4LIFE® Advantage charge rate to comprise the total mortality and expense risk charge, which is based on Account Value (See Lincoln Lifetime IncomeSM Advantage Fee).
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln SmartSecurity® Advantage Charge. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following tables.
1.	Lincoln SmartSecurity® Advantage 5 Year Elective Step-up option – The fee for your rider is based on the latest date of the last election of a step-up of the Guaranteed Amount.

Current Fee
Beginning January 11, 2021	0.95%
December 3, 2012 through January 10, 2021	0.85%

January 20, 2009 through December 2, 2012	0.65%
Prior to January 20, 2009	0.45%
2.	Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (including the prior versions of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life only) – The fee for your rider is based on the last date of the automatic or elected step-up of the Guaranteed Amount after the 10th Benefit Year anniversary.

	Current Fee
	Single Life	Joint Life
Beginning January 11, 2021	1.00%	1.25%
December 3, 2012 through January 10, 2021	0.85%	1.00%
Prior to December 3, 2012	0.65%	0.80%
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Fee. There is a fee associated with this rider as long as the rider is in effect. The current annual fee rate is listed in the following table.
Current Fee

Beginning January 11, 2021	0.90%
January 20, 2009 through January 10, 2021	0.65%
Prior to January 20, 2009	0.50%
The fee for your rider is based on the latest date of the last automatic or elected reset of the Protected Income Base. The Protected Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Protected Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® protected lifetime income fee rate multiplied by the Protected Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Protected Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® protected lifetime income fee is assessed. The amount we deduct will increase as the Protected Income Base increases, because the fee is based on the Protected Income Base. As described in more detail below, the only time the Protected Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Protected Income Base, a portion of the protected lifetime income fee, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Protected Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® protected lifetime income fee for the reset Protected Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual fee rate will be the current fee rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual fee rate will change to the current fee rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Protected Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Protected Income Base, your 4LATER® protected lifetime income fee rate will never change, although the amount we deduct will change as your Protected Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® protected lifetime income fee, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit which is purchased i4LIFE® Advantage is subject to an annual charge rate of 4LATER® Advantage that was in effective immediately prior to your transition to i4LIFE® Advantage Guaranteed Income Benefit. This fee is added to your base contract expense and the i4LIFE® Advantage charge to comprise the total mortality and expense risk charge, which is based on Account Value (See 4LATER® Advantage Fee).
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Protected Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.

Discontinued Living Benefit Riders
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum Protected Income Base is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Protected Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Account Value Step-ups, 5% Enhancements and the step-up to 200% of the initial Protected Income Base (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Protected Income Base called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Protected Income Base (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
If you purchased this rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Protected Income Base. The Protected Income Base is a value used to calculate your withdrawal benefit under this rider. The Protected Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Income Base varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Protected Income Base equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Protected Income Base equals the Contract Value on the effective date of the rider. The maximum Protected Income Base is $10 million. This maximum takes into consideration the total Protected Income Bases under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payment (not to exceed the maximum Protected Income Base); for example, a $10,000 additional Purchase Payment will increase the Protected Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Protected Income Base as discussed below.
5% Enhancement to the Protected Income Base. On each Benefit Year anniversary, the Protected Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Protected Income Base equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Protected Income Base for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Protected Income Base :
Initial Purchase Payment = $100,000; Protected Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Protected Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Protected Income Base = $125,000
On the first Benefit Year anniversary, the Protected Income Base is $130,750 (= $115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Account Value Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Account Value Step-up will not occur in the same year. If the Account Value Step-up provides a greater increase to the Protected Income Base, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Protected Income Base above the maximum Protected Income Base of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Account Value Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59 or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59 or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Account Value Step-up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Protected Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Protected Income Base.
Account Value Step-ups of the Protected Income Base. The Protected Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the protected lifetime income fee and account fee), plus any Purchase Payments made on that date is greater than the Protected Income Base after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Following is an example of how the Account Value Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59 (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Account Value Step-up increased the Protected Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Account Value Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Account Value Step-up cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Step-up to 200% of the initial Protected Income Base. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Protected Income Base to 200% of your initial Protected Income Base (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Protected Income Base to an amount higher than that provided by the 5% Enhancement or the Account Value Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Account Value Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59 (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Protected Income Base (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Protected Income Base is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Protected Income Base until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Protected Income Base exceeds 200% of your initial Protected Income Base (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Protected Income Base. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
The following example demonstrates the impact of this step-up on the Protected Income Base:
Initial Purchase Payment at age 55 = $200,000; Protected Income Base = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Protected Income Base is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Protected Income Base is less than $360,000 ($200,000 initial Protected Income Base reduced by the two $10,000 withdrawals x 200%), the Protected Income Base is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Protected Income Base beyond the maximum Protected Income Base of $10 million.
Protected Annual Income Amount. You may make periodic withdrawals up to the Protected Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Protected Annual Income amount is greater than zero.
On the effective date of the rider, the Protected Annual Income amount is equal to 5% of the initial Protected Income Base. If you do not withdraw the entire Protected Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Protected Annual Income amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue automatically for your life (and your spouse if applicable under joint life option) under the Protected Annual Income Payment Option (discussed later). You may not withdraw the remaining Protected Income Base in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Protected Annual Income amount, will decrease your Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Protected Annual Income amount.
The Protected Annual Income amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59 or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Protected Annual Income amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Protected Annual Income amount also include the Nursing Home Enhancement Protected Annual Income amount.
The Protected Annual Income amount is increased by 5% of any additional Purchase Payments . For example, if the Protected Annual Income amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Protected Annual Income amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Account Value Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Protected Annual Income amount to the greater of:
a.	the Protected Annual Income amount immediately prior to the 5% Enhancement, Account Value Step-up or 200% step-up; or
b.	5% of the Protected Income Base on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Protected Annual Income amount from Lincoln Lifetime IncomeSM Advantage and the Maximum Annual Withdrawal amount from Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Protected Income Base.
Withdrawals after age 59 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59 (single life) or age 65 (joint life) are within the Protected Annual Income amount, then:
1.	the withdrawal will reduce the Protected Income Base by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Protected Annual Income amount will remain the same.
The impact of withdrawals prior to age 59 or age 65 will be discussed later in this section. The following example illustrates the impact of Protected Annual Incomes on the Protected Income Base and the recalculation of the Protected Annual Income amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59 and the Contractowner and spouse (joint life) are both older than 65):

	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Protected Annual Income amount is equal to 5% of the Protected Income Base. Since withdrawals occurred each year (even withdrawals within the Protected Annual Income amount), the 5% Enhancement of the Protected Income Base was not available. However, each year the Account Value Step-up occurred (first, third and fourth Benefit Year anniversaries), the Protected Annual Income amount was recalculated to 5% of the current Protected Income Base.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Protected Annual Income amount (even if they exceed the 5% Protected Annual Income amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph);
4.	This contract is not a beneficiary IRA; and
5.	You are over age 59 (age 65 of the youngest life for joint life option).
If your RMD withdrawals during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount. When Excess Withdrawals occur:
1.	The Protected Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction.
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Protected Income Base and the Protected Annual Income amount. A $12,000 withdrawal caused a $15,182 reduction in the Protected Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Income Base = $85,000
Protected Annual Income amount = $5,000 (5% of the initial Protected Income Base of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Protected Annual Income amount, $7,000 is the Excess Withdrawal):
The Contract Value and Protected Income Base are reduced dollar for dollar for the Protected Annual Income amount of $5,000:
Contract Value = $55,000
Protected Income Base = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Protected Income Base is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Protected Income Base = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Protected Annual Income amount = $3,491 (5% of $69,818)

In a declining market, withdrawals that exceed the Protected Annual Income amount may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59/65. If any withdrawal is made prior to the time the Contractowner is age 59 (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Protected Annual Income amounts, the following will occur:
1.	The Protected Income Base will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Protected Income Base could be more than a dollar-for-dollar reduction);
2.	The Protected Annual Income amount will be immediately recalculated to 5% of the new (reduced) Protected Income Base;
3.	The 5% Enhancement to the Protected Income Base is not available until after an Account Value Step-up to the Contract Value occurs. This Account Value Step-up will not occur until the Contract Value exceeds the Protected Income Base on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59 for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Protected Income Base
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Protected Annual Income amount
If a $5,000 withdrawal is made before age 59, the Protected Income Base will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Protected Annual Income amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59 (or 65 if Joint Life) may substantially deplete or eliminate your Protected Income Base and reduce or deplete your Protected Annual Income amount.
Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Protected Income Base (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Protected Annual Income amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Protected Income Base (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Protected Annual Income amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Protected Income Base of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Protected Annual Income Payout Option. If you are required to annuitize your Protected Annual Income amount because you have reached the Annuity Commencement Date, the Protected Annual Income Payout Option is available.
The Protected Annual Income Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Protected Annual Income amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Protected Annual Income amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Protected Annual Income amount, you will receive the Protected Annual Income Payment Option.
If you are receiving the Protected Annual Income Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Protected Annual Income amount and payments under the Protected Annual Income Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Protected Annual Income Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Protected Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Protected Income Base.
Upon the first death under the joint life option, the lifetime payout of the Protected Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Account Value Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Protected Annual Income amounts are available (even if there was a Protected Income Base in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Protected Income Base and the Protected Annual Income amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59) to receive Protected Annual Income amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Protected Income Base over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Protected Annual Income Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving Secondary Life under the joint life option;

•	when the Protected Annual Income amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Protected Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln Lifetime IncomeSM Advantage may decide to later carry over their Protected Income Base to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made prior to the Annuity Commencement Date. Guaranteed Income Benefit (version 3) is available for Lincoln Lifetime IncomeSM Advantage riders purchased on or after October 6, 2008 and prior to October 31, 2010. Guaranteed Income Benefit (version 2) is available for Lincoln Lifetime IncomeSM Advantage riders purchased prior to October 6, 2008. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
Lincoln SmartSecurity® Advantage
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Account Value Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and

2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract.
If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if:
•	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
•	the RMD calculation must be based only on the value in this contract;
•	no withdrawals other than RMDs are made within the Benefit Year; and
•	this contract is not a beneficiary IRA.
Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income. See Federal Tax Matters for information on determining what amounts are includable in gross income.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, Excess Withdrawals may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Excess Withdrawals will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the remaining Maximum Annual Withdrawal amount for that Benefit Year will be paid in a lump sum. On the next rider anniversary, the scheduled amount will resume and continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in the Death Benefit value over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount.

Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving Secondary Life assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit Option. Contractowners who previously elected Lincoln SmartSecurity® Advantage may decide to later carry over their Guaranteed Amount to i4LIFE® Advantage Guaranteed Income Benefit (version 4). The charge, Guaranteed Income Benefit percentages, Access Period requirements, and Investment Requirements will be those that currently apply to new elections of Guaranteed Income Benefit (Managed Risk). This decision must be made prior to the maximum age limit and prior to the Annuity Commencement date. You cannot have both i4LIFE® Advantage and another Living Benefit Rider in effect on your contract at the same time.
4LATER® Advantage
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides a Protected Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Protected Income Base. The Protected Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Protected Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Protected Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Protected Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Protected Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Protected Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Protected Income Base section below) at the end of each

Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Protected Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Protected Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Protected Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Protected Income Base to the Contract Value. At the end of each completed Waiting Period, the Protected Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Protected Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Protected Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Protected Income Base. 4LATER® provides a 15% automatic enhancement to the Protected Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Protected Income Base. See Maximum Protected Income Base. During the Waiting Period, the Future Protected Income Base is established to provide the value of this 15% enhancement on the Protected Income Base. After each 3-year Waiting Period is satisfied, the Protected Income Base is increased to equal the value of the Future Protected Income Base. The 4LATER® charge will then be assessed on this newly adjusted Protected Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Protected Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Protected Income Base	$110,000
Future Protected Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Protected Income Base (after 1st Waiting Period)	$126,500
New Future Protected Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Protected Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Protected Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Protected Income Base	$110,000
Future Protected Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Protected Income Base (after 1st Waiting Period)	$125,500
New Future Protected Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Protected Income Base to the Contract Value, the Future Protected Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Protected Income Base to the current Contract Value below.
In all situations, the Future Protected Income Base is subject to the Maximum Protected Income Base described below. The Future Protected Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Protected Income Base will become at the end of the Waiting Period.
Maximum Protected Income Base. The Maximum Protected Income Base is equal to 200% of the Protected Income Base on the 4LATER® Effective Date. The Maximum Protected Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Protected Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Protected Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Protected Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Protected Income Base	$100,000	Maximum Protected Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Protected Income Base	$ 20,000
New Protected Income Base	$110,000	New Maximum Protected Income Base	$220,000
Future Protected Income Base after Purchase Payment	$125,500	Maximum Protected Income Base	$220,000
Protected Income Base (after 1st Waiting Period)	$125,500
Future Protected Income Base (during 2nd Waiting Period)	$144,325	Maximum Protected Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Protected Income Base	$112,950
Future Protected Income Base	$129,893	Maximum Protected Income Base	$198,000
Resets of the Protected Income Base to the current Contract Value (“Resets”). You may elect to reset the Protected Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Protected Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Protected Income Base if your Contract Value has increased above the Protected Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Protected Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Protected Income Base (after the Protected Income Base has been reset to the Future Protected Income Base), we will implement this election and the Protected Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Protected Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Protected Income Base increased to the Future Protected Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Protected Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Protected Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Protected Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.

4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Protected Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments.
The Guaranteed Income Benefit will be determined by dividing the greater of the Protected Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Protected Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or

•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Appendix C — Protected Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between June 15, 2020 and April 30, 2021
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
65+	5.00%	65+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between March 16, 2020 and June 14, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.20%	55 – 58	2.90%
59 – 64	4.50%	59 – 64	4.00%
65 – 69	5.35%	65 – 69	5.00%
70 – 74	5.45%	70 – 74	5.10%
75+	5.60%	75+	5.20%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 18, 2019 and March 15, 2020
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.20%
59 – 64	4.50%	59 – 64	4.10%
65 – 69	5.50%	65 – 69	5.20%
70 – 74	5.60%	70 – 74	5.30%
75+	5.70%	75+	5.40%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between July 15, 2019 and November 17, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between April 1, 2019 and July 14, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.85%	65 – 69	5.50%

Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
70 – 74	5.90%	70 – 74	5.60%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between November 1, 2018 and March 31, 2019
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 69	5.75%	65 – 69	5.50%
70 – 74	5.75%	70 – 74	5.60%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between May 21, 2018 and October 31, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.75%	55 – 58	3.75%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.75%	65 – 74	5.35%
75+	6.00%	75+	5.75%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider election forms signed between September 25, 2017 and May 20, 2018
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.50%	59 – 64	4.25%
65 – 74	5.50%	65 – 74	5.25%
75+	5.85%	75+	5.60%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017 but prior to September 25, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after May 20, 2013 but prior to January 23, 2017
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%

Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for rider elections prior to December 3, 2012
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%

Lincoln Lifetime IncomeSM Advantage 2.0
Protected Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%
Lincoln Lifetime IncomeSM Advantage 2.0 for rider elections on or after December 3, 2012 but prior to May 20, 2013
Single & Joint Life Option*	Single & Joint Life Option
Age	Protected Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 21, 2012 but prior to December 3, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Lifetime IncomeSM Advantage 2.0 rider elections prior to May 21, 2012
Single Life Option		Joint Life Option*
Age	Protected Annual Income rate	Age (younger of you and your spouse’s age)	Protected Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Appendix D — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
Guaranteed Income Benefit Percentages by Ages:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between June 15, 2020 and April 30, 2021.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.25%	40 – 54	2.00%
55 – 58	2.25%	55 –58	2.00%
59 – 64	3.25%	59 – 64	2.50%
65 – 69	4.00%	65 – 69	3.00%
70 – 74	4.50%	70 – 74	3.25%
75 – 79	4.50%	75 – 79	3.50%
80+	4.50%	80+	3.75%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between November 18, 2019 and June 14, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65 – 69	4.50%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.50%
75 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between November 18, 2019 and June 14, 2020.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	2.75%
55 – 58	3.25%	55 –58	3.00%
59 – 64	3.75%	59 – 64	3.50%
65 – 69	4.25%	65 – 69	4.00%
70 – 74	5.00%	70 – 74	4.25%
75 – 79	5.00%	75 – 79	4.75%
80+	5.25%	80+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections on or after May 20, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Protected Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Protected Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 –58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up, if any, or the rider’s effective date (if there have not been any Account Value Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 i4LIFE® Advantage Guaranteed Income Benefit elections or for prior purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Protected Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 – 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%
*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Protected Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between May 21, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%

Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Protected Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Protected Income Base reduced by all Protected Annual Income payments since the last Account Value Step-up or the rider's effective date (if there has not been any Account Value Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix E – Current Rider Charges for Previous Elections
The following tables reflect the current charge for optional Living Benefit Riders by election date. The current charges for new elections are disclosed in a Rate Sheet supplement.
Optional Protected Lifetime Income Fees:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
	Single Life	Joint Life
Riders elected on or after October 12, 2020	1.50%	1.60%
Riders elected on or after May 21, 2018 and prior to October 12, 2020	1.25%	1.50%
Riders elected prior to May 21, 2018	1.05%	1.25%

I4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)
	Single Life	Joint Life

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after October 12, 2020	1.50%	1.60%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected on or after May 21, 2018 and prior to October 12, 2020	1.25%	1.50%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) riders elected prior to May 21, 2018	1.05%	1.25%
E-1

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln ChoicePlus AssuranceSM (B Class)
Lincoln Life Variable Annuity Account N   (Registrant)
The Lincoln National Life Insurance Company   (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Class) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2021. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Class) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2021.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account N, as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $561,871,495, $532,013,638 and $447,244,121 to LFN and Selling Firms in 2018, 2019 and 2020 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
B-3

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
B-4

units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see https://www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or
B-5

any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
B-6

Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we become aware of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are incorporated into this SAI be reference to the VAA’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
B-7